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TABLE OF CONTENTS

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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LIBERTY MEDIA CORPORATION
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5400

April 28, 2004

Dear Shareholder:

        The 2004 Annual Meeting of Shareholders of Liberty Media Corporation will be held at 9 a.m., local time, on June 9, 2004, at the Denver Marriott South at Park Meadows, 10345 Park Meadows Drive, Littleton, Colorado 80124, Tel. No. (303) 925-0004. At the annual meeting, you will be asked to consider and vote on the following proposals:

  •
  the "election of directors proposal," a proposal to elect Robert R. Bennett, Paul A. Gould and John C. Malone to serve as Class III members of our board of directors until the 2007 annual meeting of shareholders;

  •
  the "incentive plan proposal," a proposal to approve the Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective April 19, 2004);

  •
  the "auditors ratification proposal," a proposal to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004; and

  •
  any proposals to transact other business as may properly come before the annual meeting.

        This document describes the annual meeting, the enumerated proposals and related matters. Whether or not you plan to attend the annual meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it as promptly as possible in the accompanying postage paid return envelope. Alternatively, you may submit your proxy over the Internet or telephonically. This will save us additional expense in soliciting proxies and will ensure that your shares are represented at the meeting. It will not, however, prevent you from later revoking your proxy or changing your vote at the meeting, in each case as more fully described in the attached proxy statement.

        Thank you for your continued support and interest in our company.

Very truly yours,

Robert R. Bennett President and Chief Executive Officer

LIBERTY MEDIA CORPORATION
12300 Liberty Boulevard
Englewood, Colorado 80112
Tel. No. (720) 875-5400

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be Held on June 9, 2004

        NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders of Liberty Media Corporation, a Delaware corporation, will be held at 9:00 a.m., local time, on June 9, 2004, at the Denver Marriott South at Park Meadows, 10345 Park Meadows Drive, Littleton, Colorado 80124, Tel. No. (303) 925-0004, for the following purposes:

  1.
  To vote in the election of Robert R. Bennett, Paul A. Gould and John C. Malone to serve as Class III members of our board of directors until the 2007 annual meeting of shareholders (the "election of directors proposal");

  2.
  To consider and vote upon a proposal to approve the Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective April 19, 2004) (the "incentive plan proposal");

  3.
  To consider and vote upon a proposal to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004 (the "auditors ratification proposal"); and

  4.
  To transact any other business as may properly come before the annual meeting.

        Holders of record of Liberty Media Corporation Series A common stock, par value $.01 per share, and Liberty Media Corporation Series B common stock, par value $.01 per share, outstanding at the close of business on April 21, 2004, the record date for the annual meeting, will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment thereof. Holders of record of Liberty Media Corporation Series A common stock and Liberty Media Corporation Series B common stock at the close of business on the record date will vote together as a single class on each proposal.

        We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.

        The board of directors has carefully considered and approved each of the proposals described above and recommends that you vote "FOR" each of them.

        YOUR VOTE IS IMPORTANT.    We urge you to vote as soon as possible by telephone, Internet or mail.

        By order of the board of directors,

Very truly yours,

Charles Y. Tanabe Senior Vice President, General Counsel and Secretary

Englewood, Colorado
April 28, 2004

        Please execute and return the enclosed proxy promptly, whether or not you intend to be present at the annual meeting.

i

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
VOTING; PROXIES
Voting
Proxies
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners
Security Ownership of Management
Change of Control
PROPOSALS OF OUR BOARD
PROPOSAL 1—THE ELECTION OF DIRECTORS PROPOSAL
Board of Directors
Nominees for Election as Directors
Directors Whose Term Expires in 2005
Directors Whose Term Expires in 2006
Vote and Recommendation
PROPOSAL 2—THE INCENTIVE PLAN PROPOSAL
Background and Purpose
Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective April 19, 2004)
U.S. Federal Income Tax Consequences of Awards Granted under the Incentive Plan
Securities Authorized for Issuance Under Equity Compensation Plans
Vote and Recommendation
PROPOSAL 3—THE AUDITORS RATIFICATION PROPOSAL
Audit Fees and All Other Fees
Vote and Recommendation
CONCERNING MANAGEMENT
Executive Officers
Section 16(a) Beneficial Ownership Reporting Compliance
Code of Ethics
Committees of the Board of Directors
Board Meetings
Director Attendance at Annual Meetings
Shareholder Communication with Directors
Executive Sessions
Executive Compensation
Compensation of Directors
Employment Contracts, Termination of Employment and Change in Control Arrangements
Compensation Committee Interlocks and Insider Participation in Compensation Decisions
Report of the Compensation Committee on Executive Compensation
Certain Related Party Transactions
Stock Performance Graphs
SHAREHOLDER PROPOSALS
ADDITIONAL INFORMATION

ii

LIBERTY MEDIA CORPORATION
a Delaware corporation

12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5400

PROXY STATEMENT
For 2004 Annual Meeting of Shareholders

        We are furnishing this proxy statement in connection with the board of directors' solicitation of proxies for use at our 2004 Annual Meeting of Shareholders to be held at 9:00 a.m., local time, on June 9, 2004, at the Denver Marriott South at Park Meadows, 10345 Park Meadows Drive, Littleton, Colorado 80124, Tel. No. (303) 925-0004, or at an adjournment or postponement of the annual meeting. At the annual meeting, we will ask you to consider and approve the proposals described in the Notice of Annual Meeting of Shareholders. The proposals are described in more detail in this proxy statement. We are soliciting proxies from holders of our Series A common stock, par value $.01 per share, and our Series B common stock, par value $.01 per share.

        The date of this proxy statement is April 28, 2004. We are first sending this proxy statement to shareholders on or about that date.

VOTING; PROXIES

Voting

Who May Vote

        Holders of our Series A common stock and Series B common stock, as recorded in our stock register on April 21, 2004, may vote at the annual meeting.

        As of March 31, 2004, an aggregate of 2,788,656,123 shares of our Series A common stock and 121,062,825 shares of our Series B common stock are expected to be entitled to vote at the annual meeting. No other shares of our capital stock are currently outstanding.

Votes You Have

        At the annual meeting, holders of our Series A common stock will have one vote per share for each share of Series A common stock that our records show they owned at the close of business on April 21, 2004, and holders of our Series B common stock will have ten votes per share for each share of Series B common stock that our records show they owned at the close of business on April 21, 2004.

How to Vote

        You may vote in person at the annual meeting. Alternatively, you may give a proxy by completing, signing, dating and returning the enclosed proxy or by voting by telephone or over the Internet. We recommend you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.

Quorum

        In order to carry on the business of the annual meeting, we must have a quorum present. This means that at least a majority of the voting power represented by the outstanding shares of our common stock must be represented at the annual meeting, either in person or by proxy. For purposes of determining a quorum, we will include your shares as represented at the meeting even if you indicate on your proxy that you abstain from voting. In addition, if a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on any proposal (whether by reason of the beneficial owner's withholding of such authority or by reason of applicable New York Stock Exchange regulations), or if those shares are voted in other circumstances in which proxy authority is defective or has been withheld with respect to any proposal, these shares (which we refer to as broker non-votes) will be treated as present for purposes of determining the presence of a quorum. See "—Votes Needed" below for more information regarding broker non-votes.

Votes Needed

        The affirmative vote of a majority of the voting power of the outstanding shares of our common stock present at the annual meeting, in person or by proxy, voting together as a single class, is required to approve the incentive plan proposal and the auditors ratification proposal. The affirmative vote of a plurality of the votes of the outstanding shares of our common stock present and voting at the annual meeting, in person or by proxy, is required to elect each of the three persons nominated for election as a Class III member of our board of directors pursuant to the election of directors proposal. This means that the three nominees will be elected if they receive more affirmative votes than any other person.

        If you submit a proxy on which you indicate that you abstain from voting, it will have the same effect as a vote "AGAINST" both the incentive plan proposal and the auditors ratification proposal, but it will have no effect on the election of directors proposal.

        Broker non-votes will have the same effect as a vote "AGAINST" both the incentive plan proposal and the auditors ratification proposal, but they will have no effect on the election of directors proposal.

Proxies

How Proxies Work

        A form of proxy for use at the annual meeting has been included with each copy of this proxy statement mailed to our shareholders. Unless subsequently revoked, shares of our common stock represented by a proxy submitted as described below and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.

        YOUR VOTE IS IMPORTANT.    We recommend that you vote by proxy even if you plan to attend the meeting. You may change your vote at the meeting. To submit a written proxy by mail, you should complete, sign, date and mail the proxy in accordance with its instructions. If a proxy is signed and returned without indicating any voting instructions, the shares of our common stock represented by the proxy will be voted "FOR" the approval of each of the proposals. You may also submit a proxy over the Internet or by telephone by following the instructions set forth on the proxy.

Solicitation

        In addition to this mailing, our employees may solicit proxies personally, electronically or by telephone. We pay the costs of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending these materials to you and getting your voting instruction.

Revoking a Proxy

        Before your proxy is voted, you may revoke it by telephone or Internet or by delivering a proxy revocation or a new proxy with a later date to our company c/o Equiserve Trust Company, N.A., P.O. Box 8694, Edison, New Jersey 08818-8694, or by voting in person at the meeting. Your attendance at the meeting will not, by itself, revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions received from your broker to change those voting instructions.

Other Matters to Be Voted on at the Annual Meeting

        The board of directors is not currently aware of any business to be acted on at the annual meeting other than that which we have described in this proxy statement. If, however, other matters are properly brought before the annual meeting, the persons you choose as proxies will have discretion to vote or to act on these matters according to their best judgment, unless you indicate otherwise on your proxy.

        One of the other matters that could come before the annual meeting is a proposal to adjourn or postpone the meeting. Sometimes this proposal is made for the purpose of soliciting additional proxies. The persons you choose as proxies will have discretion to vote on any adjournment or postponement of the annual meeting other than an adjournment or postponement for the purpose of soliciting additional proxies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

        The following table sets forth information, to the extent known by us or ascertainable from public filings, concerning shares of our common stock beneficially owned by each person or entity (excluding any of our directors, any nominee for directorship and any of our executive officers) known by us to own more than five percent of the outstanding shares of our common stock.

        The percentage ownership information is based upon 2,788,656,123 shares of our Series A common stock and 121,062,825 shares of our Series B common stock outstanding as of March 31, 2004. Based upon public filings, the entity listed below has sole voting power and investment power with respect to the shares of common stock set forth opposite its name. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (SEC) and generally includes voting or investment power with respect to securities.

Name and Address of Beneficial Owner	Series of Stock	Number of Shares (in thousands)	Percent of Class	Voting Power
Comcast Corporation (through wholly-owned subsidiaries) 1500 Market Street Philadelphia, PA 19102	Series A	222,342	8.0%	5.6%

Security Ownership of Management

        The following table sets forth information with respect to the ownership by each of our directors and each of our "named executive officers" (as defined under "Concerning Management—Executive Compensation" below) and by all of our directors and executive officers as a group of (1) shares of our Series A common stock and Series B common stock, (2) shares of Class A Ordinary shares of OpenTV Corp., which is a publicly traded, controlled subsidiary of ours, and (3) shares of Class A common stock of UnitedGlobalCom, Inc. (UGC), which is a publicly traded, controlled subsidiary of ours.

        The security ownership information is given as of March 31, 2004 and, in the case of percentage ownership information, is based on (1) 2,788,565,123 shares of our Series A common stock and 121,062,825 shares of our Series B common stock, (2) 90,205,494 shares of OpenTV Class A Ordinary shares, and (3) 387,967,116 shares of UGC Class A common stock, in each case, outstanding on that date.

        Shares of common stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days of March 31, 2004, are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. For purposes of the following presentation, beneficial ownership of shares of our Series B common stock, though convertible on a one-for-one basis into shares of our Series A common stock, is reported as beneficial ownership of our Series B common stock only, and not as beneficial ownership of our Series A common stock. So far as is known to us, the persons indicated below have sole voting power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.

Name of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (in thousands)		Percent of Class		Voting Power
John C. Malone	Liberty Series A Liberty Series B OpenTV Class A UGC Class A	16,639 116,413 0 179	(1)(2)(3)(4)(5) (1)(3)(4)(5)(6) (7)	* 90.6 *	%	29.0 *	%
Robert R. Bennett	Liberty Series A Liberty Series B OpenTV Class A UGC Class A	3,806 10,842 0 187	(8)(9)(10) (9) (11)	* 8.2 *	%	2.7 *	%
Donne F. Fisher	Liberty Series A Liberty Series B OpenTV Class A UGC Class A	401 633 0 0	(12)	* *		*
David J.A. Flowers	Liberty Series A Liberty Series B OpenTV Class A UGC Class A	1,381 0 0 0	(13)(14)	*		*
Paul A. Gould	Liberty Series A Liberty Series B OpenTV Class A UGC Class A	1,682 600 0 158	(15) (16)	* * *		* *
Gary S. Howard	Liberty Series A Liberty Series B OpenTV Class A UGC Class A	7,173 0 0 58	(17)(18)(19) (11)	* *		* *
David E. Rapley	Liberty Series A Liberty Series B OpenTV Class A UGC Class A	5 0 0 0		*		*

M. LaVoy Robison	Liberty Series A Liberty Series B OpenTV Class A UGC Class A	2 0 0 0		*		*
Larry E. Romrell	Liberty Series A Liberty Series B OpenTV Class A UGC Class A	235 3 0 0	(20)	* *		*
Albert E. Rosenthaler	Liberty Series A Liberty Series B OpenTV Class A UGC Class A	5 0 0 0	(21)	*		*
Charles Y. Tanabe	Liberty Series A Liberty Series B OpenTV Class A UGC Class A	1,575 0 0 0	(22)(23)(24)	*		*
All directors and executive officers as a group (12 persons)	Liberty Series A Liberty Series B OpenTV Class A UGC Class A	33,112 128,492 0 582	(3)(4)(10)(25)(26)(27) (3)(4)(6)(25)(26) (28)	1.2 92.2 *	% %	31.5 *	%

*
Less than one percent

(1)
Includes 1,505,043 shares of our Series A common stock and 3,409,436 shares of our Series B common stock held by Mr. Malone's wife, Mrs. Leslie Malone, as to which shares Mr. Malone has disclaimed beneficial ownership.

(2)
Includes 788,376 shares of our Series A common stock held by the Liberty Media 401(k) Savings Plan.

(3)
Includes 1,000,000 shares of our Series A common stock and 9,511,690 shares of our Series B common stock held by a Grantor Retained Annuity Trust with respect to which Mr. Malone retains certain rights.

(4)
Includes 800,000 shares of our Series A common stock and 2,118,648 shares of our Series B common stock held by two irrevocable trusts with respect to which Mr. Malone retains certain rights.

(5)
Includes beneficial ownership of 4,125 shares of our Series A common stock and 7,465,511 shares of our Series B common stock which may be acquired within 60 days of March 31, 2004, pursuant to stock options. Mr. Malone has the right to convert the options to purchase shares of our Series B common stock into options to purchase shares of our Series A common stock.

(6)
In February 1998, in connection with the settlement of certain legal proceedings relative to the Estate of Bob Magness, the late founder and former Chairman of the Board of our former parent company, Tele-Communications, Inc. (TCI), TCI entered into a call agreement with Mr. Malone and his wife. In connection with AT&T's acquisition of TCI, TCI assigned to us its rights under the call agreement. As a result, we have the right, under certain circumstances, to acquire shares of our Series B common stock owned by the Malones. The call agreement also prohibits the

  Malones from disposing of their shares of our Series B common stock, except for certain exempt transfers (such as transfers to related parties or public sales of up to an aggregate of 5% of their shares of our Series B common stock after conversion to shares of our Series A common stock) and except for a transfer made in compliance with our call right.

(7)
Includes beneficial ownership of 178,959 shares of UGC Class A common stock which may be acquired within 60 days of March 31, 2004, pursuant to stock options.

(8)
Includes 27,823 shares of our Series A common stock held by the Liberty Media 401(k) Savings Plan.

(9)
Includes beneficial ownership of 25,778 shares of our Series A common stock and 10,841,904 shares of our Series B common stock which may be acquired within 60 days of March 31, 2004, pursuant to stock options. Mr. Bennett has the right to convert the options to purchase shares of our Series B common stock into options to purchase shares of our Series A common stock.

(10)
Includes 1,246,580 shares of our Series A common stock owned by Hilltop Investments, Inc. which is jointly owned by Mr. Bennett and his wife, Mrs. Deborah Bennett.

(11)
Includes beneficial ownership of 58,334 shares of UGC Class A common stock which may be acquired within 60 days of March 31, 2004, pursuant to stock options.

(12)
Includes beneficial ownership of 113,188 shares of our Series A common stock which may be acquired within 60 days of March 31, 2004, pursuant to stock options (550 of which were granted in tandem with SARs).

(13)
Includes beneficial ownership of 959,962 shares of our Series A common stock which may be acquired within 60 days of March 31, 2004, pursuant to stock options.

(14)
Includes 11,620 shares of our Series A common stock held by the Liberty Media 401(k) Savings Plan.

(15)
Includes beneficial ownership of 8,750 shares of our Series A common stock which may be acquired within 60 days of March 31, 2004, pursuant to stock options.

(16)
Includes beneficial ownership of 8,334 shares of UGC Class A common stock which may be acquired within 60 days of March 31, 2004, pursuant to stock options.

(17)
Includes beneficial ownership of 5,723,806 shares of our Series A common stock which may be acquired within 60 days of March 31, 2004, pursuant to stock options.

(18)
Includes 44,066 shares of our Series A common stock held by the Liberty Media 401(k) Savings Plan.

(19)
Includes 197,404 shares of our Series A common stock owned by Mr. Howard's wife, Mrs. Leslie D. Howard, as to which shares Mr. Howard has disclaimed beneficial ownership.

(20)
Includes beneficial ownership of 19,638 shares of our Series A common stock which may be acquired within 60 days of March 31, 2004, pursuant to stock options (1,375 of which were granted in tandem with SARs).

(21)
Includes 4,629 shares of our Series A common stock held by the Liberty Media 401(k) Savings Plan.

(22)
Includes 3,068 shares of our Series A common stock held by Mr. Tanabe's wife, Ms. Arlene Bobrow, as to which shares Mr. Tanabe has disclaimed beneficial ownership.

(23)
Includes beneficial ownership of 1,279,949 shares of our Series A common stock which may be acquired within 60 days of March 31, 2004, pursuant to stock options.

(24)
Includes 5,799 shares of our Series A common stock held by the Liberty Media 401(k) Savings Plan.

(25)
Includes 1,705,515 shares of our Series A common stock and 3,409,436 shares of our Series B common stock held by relatives of certain directors and executive officers, as to which shares beneficial ownership by such directors and executive officers has been disclaimed.

(26)
Includes beneficial ownership of 8,332,624 shares of our Series A common stock and 18,307,415 shares of our Series B common stock which may be acquired within 60 days of March 31, 2004, pursuant to stock options. The options to purchase shares of our Series B common stock may be converted into options to purchase shares of our Series A common stock.

(27)
Includes 891,843 shares of our Series A common stock held by the Liberty Media 401(k) Savings Plan.

(28)
Includes beneficial ownership of 303,961 shares of UGC Class A common stock which may be acquired within 60 days of March 31, 2004, pursuant to stock options.

        Certain of our directors and named executive officers also hold interests in some of our privately-held, controlled subsidiaries.

        Liberty Jupiter, Inc.    Mr. Bennett holds 180 shares of common stock of Liberty Jupiter, one of our subsidiaries, representing a 4.5% common equity interest and less than a 1% voting interest in Liberty Jupiter based on 4,000 shares of common stock outstanding, as of March 31, 2004. Liberty Jupiter owns a 6% interest in Jupiter Telecommunications Co., Ltd.

        Satellite MGT, Inc.    Mr. Flowers holds 100 shares and Mr. Tanabe holds 150 shares of Class A common stock of Satellite MGT. In each case, the shares held represent a less than 1% equity and voting interest based on 21,400 shares of common stock outstanding, as of March 31, 2004. Satellite MGT owns 100% of LMC/LSAT Holdings, Inc., whose sole asset is approximately 3,552 shares of common stock of our subsidiary, Liberty Satellite & Technology, Inc.

Change of Control

        We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.

PROPOSALS OF OUR BOARD

        The following proposals will be presented at the annual meeting by the board of directors.

PROPOSAL 1—THE ELECTION OF DIRECTORS PROPOSAL

Board of Directors

        The board of directors currently consists of eight directors, divided among three classes. Our Class III directors, whose term will expire at the annual meeting, are Robert R. Bennett, Paul A. Gould and John C. Malone. These directors are nominated for re-election to our board to continue to serve as Class III directors, and we have been informed that each of Messrs. Bennett, Gould and Malone are willing to continue to serve as directors of our company. The term of the Class III directors who are elected at the annual meeting will expire at the annual meeting of our shareholders in the year 2007. Our Class I directors, whose term will expire at the annual meeting of our shareholders in the year 2005, are David E. Rapley and Larry E. Romrell. Our Class II directors, whose term will expire at the annual meeting of our shareholders in the year 2006, are Donne F. Fisher, Gary S. Howard and M. LaVoy Robison.

        If any nominee should decline re-election or should become unable to serve as a director of our company for any reason before re-election, votes will be cast for a substitute nominee, if any, designated by the board of directors, or, if none is so designated prior to the election, votes will be cast according to the judgment of the person or persons voting the proxy.

        The following lists the three nominees for re-election as directors and the five directors of our company whose term of office will continue after the annual meeting, including the birth date of each person, the positions with our company or principal occupation of each person, certain other directorships held and the year each person became a director of our company. The number of shares of our common stock beneficially owned by each director, as of March 31, 2004, is set forth in this proxy statement under the caption "Security Ownership of Certain Beneficial Owners and Management—Security Ownership of Management."

Nominees for Election as Directors

        Robert R. Bennett:    Born April 19, 1958. A director of our company since September 1994; President and Chief Executive Officer of our company since April 1997; Executive Vice President of Tele-Communications, Inc. (TCI), our former parent company, from April 1997 to March 1999; various executive positions with our company since its inception in 1990; a director of InterActiveCorp., OpenTV and UGC.

        Paul A. Gould:    Born September 27, 1945. A director of our company since March 1999; Managing Director and Executive Vice President of Allen & Company Incorporated, an investment banking services company, for more than the last five years; a director of Ampco-Pittsburgh Corporation and UGC.

        John C. Malone:    Born March 7, 1941. Chairman of the Board and a director of our company since 1990; Chairman of the Board and a director of Liberty Satellite from December 1996 to August 2000; Chairman of the Board of TCI from November 1996 to March 1999; Chief Executive Officer of TCI from January 1994 to March 1999; President of TCI from January 1994 to March 1997; a director of The Bank of New York, InterActiveCorp. and UGC.

Directors Whose Term Expires in 2005

        David E. Rapley:    Born June 22, 1941. A director of our company since July 2002; Executive Vice President Engineering of VECO Corp.—Alaska from January 1998 to December 2001.

        Larry E. Romrell:    Born December 30, 1939. A director of our company since March 1999; Executive Vice President of TCI from January 1994 to March 1999; Executive Vice President and Chief Executive Officer of TCI Business Alliance and Technology Co. from December 1997 to March 1999; Senior Vice President of TCI Ventures Group, LLC from December 1997 to March 1999; a consultant since March 1999 to the subsidiary of Comcast Corporation that is the successor entity to TCI.

Directors Whose Term Expires in 2006

        Donne F. Fisher:    Born May 24, 1938. A director of our company since October 2001; President of Fisher Capital Partners, Ltd., a venture capital partnership, since December 1991; a consultant to the subsidiary of Comcast that is the successor entity to TCI since 1996; a director of General Communication, Inc. and Sorrento Networks Corporation.

        Gary S. Howard:    Born February 22, 1951. A director of our company since July 1998; Executive Vice President and Chief Operating Officer of our company from July 1998 to February 2004; Chief Executive Officer of Liberty Satellite from December 1996 to April 2000; Executive Vice President of TCI from December 1997 to March 1999; Chief Executive Officer, Chairman of the Board and a

director of TV Guide, Inc. from June 1997 to March 1999; President and Chief Executive Officer of TCI Ventures Group, LLC from December 1997 to March 1999; a director of SpectraSite, Inc. and UGC.

        M. LaVoy Robison.    Born September 6, 1935. A director of our company since June 2003; executive director and board member of The Anschutz Foundation (a private foundation) since January 1998.

Vote and Recommendation

        The affirmative vote of a plurality of the votes of the outstanding shares of our common stock present and voting at the annual meeting, in person or by proxy, is required to elect Messrs. Bennett, Gould and Malone as directors.

        The board of directors recommends a vote "FOR" the election of each nominee to the board of directors.

PROPOSAL 2—THE INCENTIVE PLAN PROPOSAL

Background and Purpose

        On December 6, 2000, a subcommittee of the capital stock committee of the board of directors of our then-parent company, AT&T Corp., adopted the Liberty Media Group 2000 Incentive Plan. On August 9, 2001, in connection with our split off from AT&T, the incentive plan was amended, restated and renamed; our board of directors approved the Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective August 10, 2001); and we assumed all of the awards granted thereunder. On September 11, 2002, the incentive plan was further amended and restated, and our board of directors approved the Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective September 11, 2002), which was then approved by our shareholders at our 2002 Annual Meeting of Shareholders.

        As of April 19, 2004, the incentive plan was further amended and restated, and the incentive plan committee of our board of directors approved the Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective April 19, 2004). The purpose of this amendment and restatement is to provide for the ability of the incentive plan committee to grant under the incentive plan performance awards, including performance-based cash awards, which is expected to provide us with enhanced flexibility in crafting tax-efficient compensatory awards. For information on the deductibility of compensation related to awards granted under the incentive plan, see "—U.S. Federal Income Tax Consequences of Awards Granted under the Incentive Plan—Consequences to our Company" below. We are requesting that our shareholders approve this amendment and restatement of the incentive plan.

Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective April 19, 2004)

        The following is a description of the material provisions of the incentive plan. The summary which follows is not intended to be complete, and we refer you to the copy of the incentive plan set forth as Annex I to this proxy statement for a complete statement of its terms and provisions.

General

        The incentive plan is administered by the incentive plan committee, which is a subcommittee of the compensation committee of our board of directors. The incentive plan committee is currently comprised of two members: Donne F. Fisher and Paul A. Gould. Each member is a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the Exchange Act), and an "outside director" within the meaning of Section 162(m) of the Internal

Revenue Code of 1986, as amended (the Code). The incentive plan committee has the full power and authority to grant eligible persons the awards described below and determine the terms and conditions under which any awards are made.

        The incentive plan is designed to provide additional remuneration to certain employees and independent contractors for their exceptional service and to encourage their investment in our company. The incentive plan is also intended to (1) attract persons of exceptional ability to become officers and employees of our company, and (2) induce independent contractors to provide services to our company. Our employees (including employees who are officers or directors of our company or any of our subsidiaries) and independent contractors are eligible to participate and may be granted awards under the incentive plan. Awards may be made to any such employee, officer or contractor whether or not he or she holds or has held awards under this plan or under any other plan of our company or any of our affiliates.

        The incentive plan committee may grant non-qualified stock options, stock appreciation rights (SARs), restricted shares, stock units, cash awards, performance awards or any combination of the foregoing under the incentive plan (collectively, awards). The maximum number of shares of any series of our common stock with respect to which awards may be issued under the incentive plan is 160 million. With the exception of certain awards that have been accelerated, no person may be granted in any calendar year awards covering more than 25 million shares of our common stock. In addition, no person may receive payment for performance awards during any calendar year in excess of $10 million or the equivalent value thereof in shares of our common stock.

        Shares of our common stock will be made available from either our authorized but unissued shares or shares that have been issued but reacquired by our company. Shares of our common stock that are subject to (1) any award that expires, terminates or is annulled for any reason without having been exercised, (2) any award of any SARs that is exercised for cash, and (3) any award of restricted shares or stock units that shall be forfeited prior to becoming vested, will once again be available for distribution under the incentive plan.

        The incentive plan committee also has the power to:

  •
  interpret the incentive plan and adopt any rules, regulations and guidelines for carrying out the incentive plan that it believes are proper;

  •
  correct any defect or supply any omission or reconcile any inconsistency in the incentive plan or related documents;

  •
  determine the form and terms of the awards made under the incentive plan, including persons eligible to receive the awards and the number of shares or other consideration subject to awards;

  •
  provide that option exercises may be paid in cash, by check, by promissory note (subject to applicable law), in common stock, by cashless exercise, by broker-assisted exercise or any combination of the foregoing; and

  •
  delegate to any subcommittee its authority and duties under the incentive plan unless a delegation would adversely impact the availability of transaction exemptions under Rule 16b-3 of the Exchange Act, and the deductibility of compensation for federal income tax purposes.

        The number of individuals who will receive awards under the incentive plan will vary from year to year and will depend on various factors, such as the number of promotions and our hiring needs during the year, and thus we cannot determine the number of future award recipients. As of March 31, 2004, we had approximately 70 employees, and our consolidated subsidiaries had an aggregate of approximately 27,800 employees, all of whom are eligible to participate in the incentive plan.

Outstanding Awards

        The following chart reflects awards outstanding under the incentive plan, as of March 31, 2004, granted to our named executive officers, our current executive officers as a group and our current non-executive officer employees as a group. No awards have been granted under the incentive plan to any of our directors who are not also executive officers of our company.

PLAN BENEFITS

Name and Position	Dollar Value ($)(1)	Number of Units (#)(2)
		(in thousands)
Robert R. Bennett President and Chief Executive Officer	$14.74	17,680
Gary S. Howard Executive Vice President and Chief Operating Officer	$14.33	8,753
David J.A. Flowers Senior Vice President and Treasurer	$13.94	1,677
Albert E. Rosenthaler Senior Vice President	$11.92	763
Charles Y. Tanabe Senior Vice President, Secretary and General Counsel	$13.97	2,219
Executive Group	$14.57	43,166
Non-Executive Officer Employee Group	$9.51	29,065

(1)
With respect to units consisting of stock options or stock appreciation rights, the dollar value is assumed for this purpose to equal (x) with respect to stock options, the exercise price and (y) with respect to stock appreciation rights, the base price therefor which is equal to the closing price of the applicable series of our common stock on the date of grant. Any value realized by a grantee will depend upon the extent to which the market price of the stock exceeds the exercise price or the base price, as the case may be, on the date the award is exercised.

(2)
Units consist of options to acquire shares of our common stock and/or stock appreciation rights, as applicable, in each case without regard to series.

Options

        Non-qualified stock options entitle the holder to purchase a specified number of shares of common stock at a specified exercise price subject to the terms and conditions of the option grant. The price at which options may be exercised under the incentive plan may be more than, less than or equal to the fair market value of a share of the applicable series of our common stock as of the day the option is granted. Options granted under the incentive plan are generally non-transferable during the lifetime of an option holder, except as permitted by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

Stock Appreciation Rights

        SARs entitle the recipient to receive a payment in cash, in stock or in a combination of both equal to the excess value of the stock (on the day the right is exercised) over the base price specified in the grant. A SAR may be granted to an option holder with respect to all or a portion of the shares of common stock subject to the related option (a tandem SAR) or granted separately to an eligible employee (a free-standing SAR). Tandem SARs are exercisable only to the extent that the related option is exercisable. Upon the exercise or termination of the related option, the related tandem SAR will be automatically cancelled to the extent of the number of our shares of common stock with respect to which the related option was so exercised or terminated. Free-standing SARs are exercisable at the time and upon the terms and conditions as provided in the relevant agreement. The base price of a free-standing SAR may be more than, less than or equal to the fair market value of a share of the applicable series of our common stock as of the day the free-standing SAR is granted. SARs granted under the incentive plan are also generally non-transferable during the lifetime of a SAR holder, except as permitted by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

Restricted Shares

        Restricted shares are shares of our common stock that become vested and may be transferred upon completion of the restriction period. Restricted shares may be issued at either the beginning or end of the restriction period. Individual agreements may provide that dividend equivalents will be paid during the restriction period in the event that shares are to be issued at the end of the restriction period. An agreement under which restricted shares are issued may provide that the holder of the shares may also be paid a cash amount any time after the shares become vested. Upon the applicable vesting date, all or the applicable portion of restricted shares will vest, any retained distributions or unpaid dividend equivalents with respect to the restricted shares will vest to the extent that the restricted shares related thereto have vested, and any related cash amount to be received by the holder with respect to the restricted shares will become payable.

Stock Units

        Shares of our common stock or units based upon the fair market value of our common stock may also be awarded under the incentive plan. The incentive plan committee has the power to determine the terms, conditions, restrictions, vesting requirements and payment rules for awards of stock units.

Cash Awards

        The incentive plan committee may also provide for the grant of cash awards. A cash award is a bonus paid in cash that is based solely upon the attainment of one or more performance goals that have been established by the incentive plan committee. The terms, condition and limitations applicable to any cash awards will be determined by the incentive plan committee.

Performance Awards

        At the discretion of the incentive plan committee, any of the above-described awards, including cash awards, may be designated a performance award. Performance awards will be contingent upon performance measures applicable to a particular period, as established by the incentive plan committee, based upon any one or more of the following:

  •
  increased revenue;

  •
  net income measures (including, but not limited to, income after capital costs and income before or after taxes);

  •
  stock price measures (including, but not limited to, growth measures and total stockholder return);

  •
  price per share of common stock;

  •
  market share;

  •
  earnings per share (actual or targeted growth);

  •
  earnings before interest, taxes, depreciation and amortization (EBITDA);

  •
  economic value added (or an equivalent metric);

  •
  market value added;

  •
  debt to equity ratio;

  •
  cash flow measures (including, but not limited to, cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities);

  •
  return measures (including, but not limited to, return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors' capital and return on average equity);

  •
  operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes and production efficiency);

  •
  expense measures (including, but not limited to, overhead costs and general and administrative expense);

  •
  margins;

  •
  stockholder value;

  •
  total stockholder return;

  •
  proceeds from dispositions;

  •
  total market value; and

  •
  corporate values measures (including ethics compliance, environmental and safety).

        Such performance measures may apply to the holder, to one or more business units, divisions or subsidiaries of our company or the applicable sector of the company, or to our company as a whole. Goals may also be based upon performance relative to a peer group of companies. If the incentive plan committee intends for the performance award to be granted and administered in a manner that preserves the deductibility of the compensation resulting from such award in accordance with

Section 162(m) of the Code, the performance goals must be established (1) no later than 90 days after the commencement of the period of service to which the performance goals relate and (2) prior to the completion of 25% of such period of service. The incentive plan committee may modify or waive the performance goals or conditions to the granting or vesting of a performance award unless the performance award is intended to qualify as performance-based compensation under Section 162(m) of the Code. Section 162(m) of the Code generally disallows deductions for compensation in excess of $1 million for some executive officers unless the awards meet the requirements for being performance-based.

Awards Generally

        The awards described above may be granted either individually, in tandem or in combination with each other. Under certain conditions, including the occurrence of an approved transaction, a board change or a control purchase (all as defined in the incentive plan), options and SARs will become immediately exercisable, the restrictions on restricted shares will lapse and stock units will become fully vested, unless individual agreements state otherwise. In addition, if a holder's service terminates due to death or disability (as defined in the incentive plan), options and SARs will become immediately exercisable, the restrictions on restricted shares will lapse and stock units will become fully vested, unless individual agreements state otherwise. The effect of any of the foregoing events on any cash award will be prescribed in the applicable award agreement.

Adjustments

        The number and series of shares of common stock which may be awarded, optioned or otherwise made subject to awards under the incentive plan, the number and series of shares of common stock covered by outstanding awards and the purchase or exercise price and any relevant appreciation base with respect to any of the foregoing are subject to appropriate adjustment in the incentive plan committee's discretion, as the incentive plan committee deems equitable, in the event (1) we subdivide the outstanding shares of any series of our common stock into a greater number of shares of such series of common stock, (2) we combine the outstanding shares of any series of our common stock into a smaller number of shares of such series of common stock or (3) there is a stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin off, combination, exchange of shares, warrants or rights offering to purchase such series of common stock or any other similar corporate event (excluding approved transactions (as defined in the incentive plan)).

Amendment and Termination of the Incentive Plan

        The incentive plan committee may terminate the incentive plan at any time prior to the tenth anniversary of the date on which the incentive plan became effective. The incentive plan committee may also suspend, discontinue, modify or amend the incentive plan any time prior to the tenth anniversary of the date on which the incentive plan became effective. However, before an amendment can be made that would adversely affect a participant who has already been granted an award, the participant's consent must be obtained. The incentive plan became effective on December 6, 2000.

U.S. Federal Income Tax Consequences of Awards Granted under the Incentive Plan

Consequences to Participants

        The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to awards granted under the incentive plan and with respect to the sale of any shares of our common stock acquired under the incentive plan.

  Non-Qualified Stock Options; SARs

        Holders will not realize taxable income upon the grant of a non-qualified stock option or a SAR. Upon the exercise of a non-qualified stock option or a SAR, the holder will recognize ordinary income (subject to withholding, if applicable) in an amount equal to the excess of (1) the fair market value on the date of exercise of the shares received over (2) the exercise price or base price (if any) he or she paid for the shares. The holder will generally have a tax basis in any shares of our common stock received pursuant to the exercise of a SAR, or pursuant to the cash exercise of a non-qualified stock option, that equals the fair market value of such shares on the date of exercise. The disposition of the shares of our common stock acquired upon exercise of a non-qualified stock option will ordinarily result in capital gain or loss.

        Under current rulings, if a holder transfers previously held ordinary shares in satisfaction of part or all of the exercise price of a non-qualified stock option, the holder will recognize income with respect to the shares received, but no additional gain will be recognized as a result of the transfer of such previously held shares in satisfaction of the non-qualified stock option exercise price. Moreover, that number of shares received upon exercise that equals the number of previously held shares surrendered in satisfaction of the non-qualified stock option will have a tax basis that equals, and a holding period that includes, the tax basis and holding period of the previously held shares surrendered in satisfaction of the non-qualified stock option exercise price. Any additional shares received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the holder, plus, the amount of ordinary income recognized by the holder with respect to the shares received.

  Cash Awards; Stock Units; Restricted Shares

        A holder will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time such cash is otherwise made available for the holder to draw upon it. A holder will not have taxable income upon the grant of a stock unit but rather will generally recognize ordinary compensation income at the time the holder receives cash in satisfaction of such stock unit or shares of common stock in satisfaction of such stock unit in an amount equal to the fair market value of the shares received.

        Generally, a holder will not recognize taxable income upon the grant of restricted shares, and we will not be entitled to any federal income tax deduction upon the grant of such award. The value of the restricted shares will generally be taxable to the holder as compensation income in the year or years in which the restrictions on the shares of common stock lapse. Such value will equal the fair market value of the shares on the date or dates the restrictions terminate. A holder, however, may elect pursuant to Section 83(b) of the Code to treat the fair market value of the shares subject to the restricted share award on the date of such grant as compensation income in the year of the grant of the restricted share award. The holder must make such an election pursuant to Section 83(b) of the Code within 30 days after the date of grant. If such an election is made and the holder later forfeits the restricted shares to us, the holder will not be allowed to deduct, at a later date, the amount such holder had earlier included as compensation income.

        A holder who is an employee will be subject to withholding for federal, and generally for state and local, income taxes at the time the holder recognizes income under the rules described above with respect to the cash or the shares of our common stock received pursuant to awards. Dividends that are received by a holder prior to the time that the restricted shares are taxed to the holder under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. The tax basis of a holder in the shares of our common stock received will equal the amount recognized by the holder as compensation income under the rules described in the preceding paragraph, and the holder's holding period in such shares will commence on the date income is so recognized.

Consequences to our Company

        In order for us to deduct the amounts described above, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. Our ability to obtain a deduction for future payments under the incentive plan could also be limited by Section 280G of the Code, which provides that certain excess parachute payments made in connection with a change of control of an employer are not deductible. Our ability to obtain a deduction for amounts paid under the incentive plan could also be affected by Section 162(m) of the Code, which limits the deductibility, for U.S. federal income tax purposes, of compensation paid to certain employees to $1 million during any taxable year. However, certain exceptions apply to this limitation in the case of performance-based compensation. It is intended that the approval of the incentive plan by our shareholders will satisfy certain of the requirements for the performance-based exception and that we will be able to comply with the requirements of the Code and Treasury Regulation Section 1.162-27 with respect to the grant and payment of certain performance-based awards (including certain options and stock appreciation rights) under the incentive plan so as to be eligible for the performance-based exception. However, it may not be possible in all cases to satisfy all of the requirements for the exception, and we may, in our sole discretion, determine that in one or more cases it is in our best interests not to satisfy the requirements for the performance-based exception.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table sets forth information as of March 31, 2004, with respect to securities authorized for issuance under our equity compensation plans:

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders:
Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective September 11, 2002)(1):
Series A common stock	44,065,489	$10.97	54,265,786	(2)
Series B common stock	28,165,255	$14.96	—
Liberty Media Corporation 2002 Nonemployee Director Incentive Plan	66,000	$11.85	4,934,000
Equity compensation plans not approved by security holders: None	—	—	—

Total	72,296,744	$12.53	59,199,786

(1)
The incentive plan has since been amended and restated, as described in this proxy statement, and as amended and restated is being submitted for shareholder approval at the annual meeting.

(2)
The incentive plan permits grants of, or with respect to, shares of our Series A common stock or Series B common stock subject to a single aggregate limit.

Vote and Recommendation

        The affirmative vote of a majority of the voting power of the outstanding shares of our common stock present at the annual meeting, in person or by proxy, voting together as a single class, is required to approve the Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective April 19, 2004).

        The board of directors recommends a vote "FOR" the approval of the Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective April 19, 2004).

PROPOSAL 3—THE AUDITORS RATIFICATION PROPOSAL

        We are asking our shareholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004.

        Even if the selection of KPMG LLP is ratified, the audit committee of our board of directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be in the best interests of our company and our shareholders. In the event our shareholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the fiscal year ending December 31, 2005.

        A representative of KPMG LLP is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Audit Fees and All Other Fees

        The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual financial statements, including our consolidated subsidiaries, for 2003 and 2002, and fees billed for other services rendered by KPMG LLP during 2003 and 2002:

	2003	2002
Audit Fees	$4,335,000	2,206,000
Audit-Related Fees(1)	1,427,000	3,008,000

Audit and Audit-Related Fees	5,762,000	5,214,000
Tax Fees(2)	3,987,000	4,161,000

Total Fees	$9,749,000	9,375,000

(1)
Audit-Related fees consisted of professional consultations with respect to accounting issues affecting our financial statements, reviews of registration statements and issuance of consents, reviews of private placement offering documents, issuances of letters to underwriters, due diligence related to potential business combinations and audits of financial statements of certain employee benefits plans.

(2)
Tax Fees consisted of tax compliance and consultations regarding the tax implications of certain transactions.

        Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and does not believe that the provision of such other services is incompatible with KPMG LLP maintaining its independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

        On March 24, 2003, our audit committee adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has approved the engagement of our independent auditors for the fiscal year ending December 31, 2004, to provide (a) audit services as specified in the policy, including financial audits of us and our subsidiaries, services associated with our registration statements such as consents and comfort letters, and consultations with management as to accounting or reporting of transactions; (b) audit-related services as specified in the policy, including due diligence services, financial audits of employee benefit plans and assistance with implementation of the requirements of the SEC rules or listing standards; and (c) tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, and tax due diligence and advice regarding mergers and acquisitions. Notwithstanding the foregoing general pre-approval, any individual project involving the provision of pre-approved services that is expected to result in fees in excess of $100,000 requires the specific pre-approval of our audit committee. In addition, any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the chairman of the committee. Donne F. Fisher currently serves as the chairman of our audit committee. At each audit committee meeting, the chairman's approval of services provided by our independent auditors is subject to ratification by the entire audit committee.

        Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.

        All services provided by our independent auditor subsequent to the adoption of our pre-approval policy were approved in accordance with the terms of the policy.

Vote and Recommendation

        The affirmative vote of a majority of the voting power of the outstanding shares of our common stock present at the annual meeting, in person or by proxy, voting together as a single class, is required to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004.

        The board of directors recommends a vote "FOR" the ratification of the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004.

CONCERNING MANAGEMENT

Executive Officers

        The following lists the executive officers of our company (other than executive officers who also serve as our directors and who are listed under "Proposal 1—The Election of Directors Proposal"), their birth dates and a description of their business experience, including positions held with our company.

Name	Position
David J.A. Flowers Born May 17, 1954	Senior Vice President since October 2000; Treasurer since April 1997; Vice President from June 1995 to October 2000.
Albert E. Rosenthaler Born August 29, 1959	Senior Vice President since April 2002; a partner in the tax practice of the accounting firm of Arthur Andersen LLP for more than five years prior to April 2002.
Christopher W. Shean Born July 16, 1965
Senior Vice President since January 2002; Controller since October 2000; Vice President from October 2000 to January 2002; served in the assurance practice of the accounting firm of KPMG LLP for more than five years prior to October 2000, most recently as a partner.
Charles Y. Tanabe Born November 27, 1951	Secretary since April 2001; Senior Vice President and General Counsel since January 1999; a member of the law firm of Sherman & Howard L.L.C. for more than five years prior to January 1999.

        There are no family relations among the above named individuals, by blood, marriage or adoption.

        During the past five years, none of the above persons has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish us with copies of all Section 16 forms they file.

        Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments to those forms furnished to us with respect to our most recent fiscal year, or written representations that no Forms 5 were required, we believe that, during the year ended December 31, 2003, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were complied with.

Code of Ethics

        As part of our ongoing efforts to comply with the newly adopted and proposed rules and regulations under the Sarbanes-Oxley Act and to otherwise ensure that our corporate governance policies and practices are continually improving, we have undertaken a comprehensive effort to review and enhance our governance policies and practices. In conducting this review, we have looked to suggestions by various authorities in corporate governance, the practices of other public companies, the provisions of the Sarbanes-Oxley Act, various rules and regulations of the SEC and the new listing standards of the New York Stock Exchange. As part of this review, we have adopted a code of ethics that applies to all of our employees, directors and officers. Our code of ethics constitutes our "code of ethics" within the meaning of Section 406 of the Sarbanes-Oxley Act and our "code of business conduct and ethics" within the meaning of the New York Stock Exchange listing standards. At the time of the annual meeting, our code of ethics will be available on our website at www.libertymedia.com. In addition, we will provide a copy of our code of ethics, free of charge, to any shareholder who calls or submits a request in writing to Investor Relations, Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (877) 772-1518.

Committees of the Board of Directors

Executive Committee

        Our board of directors has established an executive committee, whose members are Robert R. Bennett, Paul A. Gould and John C. Malone. Except as specifically prohibited by the General Corporation Law of the State of Delaware, the executive committee may exercise all the powers and authority of our board in the management of our business and affairs, including the power and authority to authorize the issuance of shares of our capital stock.

Compensation Committee

        Our board of directors has established a compensation committee, whose members are Donne F. Fisher, Paul A. Gould, David E. Rapley, M. LaVoy Robison and Larry E. Romrell. Our board of directors has determined that each of Messrs. Fisher, Gould, Rapley, Robison and Romrell are independent, as independence is defined in the New York Stock Exchange listing standards as well as the criteria for director independence adopted by our nominating and corporate governance committee.

        The compensation committee reviews and makes recommendations to our board regarding all forms of compensation provided to our executive officers and directors. In addition, the compensation committee reviews and makes recommendations on bonus and stock-incentive awards for all of our employees.

        Our board of directors has adopted a written charter for the compensation committee. At the time of the annual meeting, this charter will be available on our website at www.libertymedia.com. In addition, we will provide a copy of this charter, free of charge, to any shareholder who calls or submits a request in writing to Investor Relations, Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (877) 772-1518.

Incentive Plan Committee

        Our board of directors has established an incentive plan committee, which is a subcommittee of the compensation committee. The members of the incentive plan committee are Donne F. Fisher and Paul A. Gould. The incentive plan committee has sole responsibility for the administration of the Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective April 19, 2004).

Nominating and Corporate Governance Committee

        Our board of directors has established a nominating and corporate governance committee, whose members are Donne F. Fisher, Paul A. Gould, David E. Rapley, M. LaVoy Robison and Larry E. Romrell. Our board of directors has determined that each of Messrs. Fisher, Gould, Rapley, Robison and Romrell are independent, as independence is defined in the New York Stock Exchange listing standards as well as the criteria for director independence adopted by our nominating and corporate governance committee.

        The nominating and corporate governance committee identifies individuals qualified to become board members consistent with criteria established or approved by the board of directors from time to time, identifies director nominees for upcoming annual meetings, develops corporate governance guidelines applicable to our company and oversees our board and management.

        The nominating and corporate governance committee will consider candidates for director recommended by any shareholder provided that such nominations are properly submitted. Eligible shareholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Nominating and Corporate Governance Committee, Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. Shareholder recommendations must be made in accordance with our bylaws, as discussed under "Shareholder Proposals" below, and contain the following information:

  •
  the proposing shareholder's name and address and documentation indicating the number of shares of our common stock beneficially owned by such person and the holder or holders of record of those shares, together with a statement that the proposing shareholder is recommending a candidate for nomination as a director;

  •
  the candidate's name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate's qualifications, as described below;

  •
  a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our board;

  •
  any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

  •
  a representation as to whether the proposing shareholder intends to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

  •
  a representation that the proposing shareholder intends to appear in person or by proxy at the annual shareholders meeting at which the person named in such notice is to stand for election; and

  •
  a signed consent of the candidate to serve as a director, if nominated and elected.

        In connection with its evaluation, the nominating and corporate governance committee may request additional information from the proposing shareholder and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors.

        To be nominated to serve as a director, a nominee need not meet any specific, minimum criteria; however, the nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our shareholders. When evaluating a potential director nominee, including one recommended by a shareholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:

  •
  independence from management;

  •
  education and professional background;

  •
  judgment, skill, integrity and reputation;

  •
  existing commitments to other businesses as a director, executive or owner;

  •
  personal conflicts of interest, if any; and

  •
  the size and composition of the existing board of directors.

        When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, shareholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to the board of directors, it may recommend to the full board that candidate's appointment or election.

        Prior to nominating an incumbent director for re-election at an annual meeting of shareholders, the nominating and corporate governance committee will consider the director's past attendance at, and participation in, meetings of the board of directors and its committees and the director's formal and informal contributions to the various activities conducted by the board and the board committees of which such individual is a member. The directors who are nominated for re-election at the annual meeting were approved for nomination by the entire board of directors.

        Our board of directors has adopted a written charter for the nominating and corporate governance committee. Our board has also adopted corporate governance guidelines, which were developed by the nominating and corporate governance committee, and, as an annex thereto, criteria for director independence. The criteria for director independence consists of categorical standards to be used in determining which of our directors qualify as "independent" for purposes of the New York Stock Exchange listing standards as well as applicable rules and regulations adopted by the SEC. At the time of the annual meeting, this charter and the corporate governance guidelines, including the criteria for director independence, will be available on our website at www.libertymedia.com. In addition, we will provide copies of this charter and the corporate governance guidelines, including the criteria for director independence, free of charge, to any shareholder who calls or submits a request in writing to Investor Relations, Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (877) 772-1518.

Audit Committee

        Our board of directors has established an audit committee, whose members are Donne F. Fisher, Paul A. Gould, David E. Rapley and M. LaVoy Robison. Our board of directors has determined that each of Messrs. Fisher, Gould, Rapley and Robison are independent, as independence for audit committee members is defined in the New York Stock Exchange listing standards as well as rules and regulations adopted by the SEC and the criteria for director independence adopted by our nominating and corporate governance committee. In addition, our board of directors has determined that Mr. Robison qualifies as an "audit committee financial expert" under applicable SEC rules and regulations.

        The audit committee reviews and monitors the corporate financial reporting and the internal and external audits of our company. The committee's functions include, among other things:

  •
  appointing or replacing our independent auditors;

  •
  reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

  •
  reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

  •
  reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

  •
  reviewing our management's procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

  •
  reviewing compliance with applicable SEC and New York Stock Exchange rules regarding audit committees; and

  •
  preparing a report for our annual proxy statement.

        Our board of directors has adopted a written charter for the audit committee which is attached as Annex II to this proxy statement. At the time of the annual meeting, this charter will also be available on our website at www.libertymedia.com. In addition, we will provide a copy of the charter, free of charge, to any shareholder who calls or submits a request in writing to Investor Relations, Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (877) 772-1518.

        Audit Committee Report.    The audit committee has reviewed and discussed our most recent audited consolidated financial statements with management. The audit committee has also discussed with KPMG LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, including the auditors' judgment about the quality of our accounting principles, as applied in our financial reporting.

        The audit committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) that relates to the accountants' independence from our company and our subsidiaries, and has discussed with our independent auditors their independence.

        Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2003, filed on March 15, 2004 with the SEC.

Submitted by the Members of the Audit Committee:
Donne F. Fisher
Paul A. Gould
David E. Rapley
M. LaVoy Robison

Other

        The board, by resolution, may from time to time establish other committees of the board, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of the board, subject to applicable law.

Board Meetings

        During 2003, there were eleven meetings of our full board of directors, six meetings of our executive committee, three meetings of our compensation committee, four meetings of our incentive plan committee and four meetings of our audit committee. Our nominating and corporate governance committee was not formed until 2004.

Director Attendance at Annual Meetings

        Our board of directors encourages all members of the board to attend each annual meeting of our shareholders. Seven of our board members attended our last annual meeting of shareholders.

Shareholder Communication with Directors

        Our shareholders may send communications to our board of directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. Communications from shareholders will be forwarded to our directors on a timely basis.

Executive Sessions

        Commencing in 2004, non-management directors of our company will meet at regularly scheduled executive sessions without management participation. At each executive session, one director will be selected from among those present to preside over the executive session. Any interested party who has a concern regarding any matter which it wishes to have addressed by our non-management directors, as a group, at an upcoming executive session should send its concern in writing addressed to Non-Management Directors of Liberty Media Corporation, c/o Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. The current non-management directors of our company are Donne F. Fisher, Paul A. Gould, Gary S. Howard, David E. Rapley, M. LaVoy Robison and Larry E. Romrell.

        If a listed company's non-management directors include a director who is not "independent," the New York Stock Exchange listing standards require the non-management directors of the listed company to hold at least one executive session a year without the presence of the non-independent director. As a result, our non-management directors will need to hold at least one executive session this calendar year without the presence of Mr. Howard, who served as an executive officer of our company until February 2004.

Executive Compensation

        The following tables set forth information relating to compensation, including grants of stock options in respect of our common stock, for the three years ended December 31, 2003, for:

  •
  our Chief Executive Officer; and

  •
  our four other most highly compensated executive officers for the year ended December 31, 2003.

        These executive officers are collectively referred to as our "named executive officers".

	Annual Compensation							Long-Term Compensation
Name and Principal Position with Liberty	Year	Salary ($)			Other Annual Compensation			Securities Underlying Options/SARs		All Other Compensation ($)
Robert R. Bennett President and Chief Executive Officer	2003 2002 2001	$ $ $	1,000,000 1,000,000 1,000,000		$ $ $	200,022 251,432 188,865	(2) (2) (2)	1,000,000 — 16,680,000	(3)(4)	$ $ $	817,521 20,000 30,497	(5)(6) (6) (5)(6)
Gary S. Howard Executive Vice President and Chief Operating Officer	2003 2002 2001	$ $ $	787,500 787,500 787,500		$ $ $	— — —		— — 8,753,000	(3)(4)	$ $ $	20,000 20,000 17,500	(6) (6) (6)
David J.A. Flowers Senior Vice President and Treasurer	2003 2002 2001	$ $ $	438,000 425,000 375,000		$ $ $	— — —		200,000 — 1,476,864	(3)(4)	$ $ $	20,000 20,000 17,500	(6) (6) (6)
Albert E. Rosenthaler Senior Vice President	2003 2002	$ $	514,423 307,692	(1)	$ $	— —		250,000 513,000	(4)	$ $	20,000 17,307	(6) (6)
Charles Y. Tanabe Senior Vice President, General Counsel and Secretary	2003 2002 2001	$ $ $	632,788 615,000 600,000		$ $ $	— — —		250,000 — 1,969,000	(3)(4)	$ $ $	20,000 20,000 17,500	(6) (6) (6)

(1)
Mr. Rosenthaler's employment with our company commenced on April 1, 2002. Accordingly, the 2002 compensation included in the table represents nine months of employment.

(2)
Includes $187,809, $245,763 and $179,626 of compensation related to Mr. Bennett's personal use of our company's aircraft and flight crew during 2003, 2002 and 2001, respectively, which compensation has been calculated based upon the aggregate incremental cost of such usage to our company. In accordance with applicable Treasury Regulations, we included in Mr. Bennett's reportable income for 2003, 2002 and 2001 $68,525, $66,544 and $52,000, respectively, of compensation related to his personal use of our aircraft and flight crew.

(3)
Effective February 28, 2001 (the Effective Date), we restructured the options and options with tandem SARs to purchase AT&T Liberty Media Group tracking stock (collectively the Restructured Options) held by certain of our executive officers. Pursuant to such restructuring, all Restructured Options became exercisable on the Effective Date, and each executive officer was given the ability to exercise all of his Restructured Options. Each executive officer who opted to exercise his Restructured Options at that time received consideration equal to the excess of the closing price of the subject securities on the Effective Date over the exercise price. The exercising officers received (i) a combination of cash and AT&T Liberty Media Group tracking stock for Restructured Options that were vested prior to the Effective Date and (ii) cash for Restructured Options that were previously unvested. The exercising officers used the cash proceeds from the previously unvested options to purchase restricted shares of AT&T Liberty Media Group tracking stock which were converted into shares of our common stock upon our split off from AT&T. Such restricted shares are subject to forfeiture upon termination of employment. The forfeiture obligation will lapse according to a schedule that corresponds to the vesting schedule applicable to the previously unvested options.

  In addition, each exercising officer was granted free-standing SARs equal to the total number of Restructured Options exercised. The free-standing SARs were tied to the value of AT&T Liberty Media Group tracking stock and vested as to 30% in year one and 17.5% in years two through five. Upon the completion of our split off from AT&T, the free-standing SARs automatically converted to options to purchase shares of our Series A common stock, or, in the case of Mr. Bennett, shares of our Series B common stock.

(4)
The numbers of shares reflect adjustments for our rights offering which concluded in December 2002.

(5)
Pursuant to the terms of an agreement entered into in 1991, from January 1992 through December 2001, we paid the premiums due on two $1,250,000 split-dollar, whole life insurance policies for the benefit of Mr. Bennett, and Mr. Bennett granted an assignment of policy benefits in our favor in the amounts of the premiums we paid. Consistent with the terms of the agreement, in 2003, the compensation committee of our board of directors determined to terminate the assignment in our favor of, and all our obligations under, these policies. For more information regarding these policies, see "—CEO Compensation Policies—Split-Dollar Life Insurance Policies" below.

  The 2001 amount includes $12,997 which consists of the amount of premiums we paid in fiscal 2001.

(6)
Amounts represent contributions to the Liberty Media 401(k) Savings Plan. The Liberty Media 401(k) Savings Plan provides employees with an opportunity to save for retirement. Participants may contribute up to 10% of their compensation, and we contribute a matching contribution of 100% of the participants' contributions. Participant contributions to the Liberty Media 401(k) Savings Plan are fully vested upon contribution.

  Generally, participants acquire a vested right in our contributions as follows:

Years of service	Vesting Percentage
Less than 1	0%
1-2	33%
2-3	66%
3 or more	100%

  With respect to our contributions made to the Liberty Media 401(k) Savings Plan in 2003, 2002 and 2001, Messrs. Bennett, Flowers, Howard and Tanabe are fully vested.

  Directors who are not our employees are ineligible to participate in the Liberty Media 401(k) Savings Plan. Under the terms of the Liberty Media 401(k) Savings Plan, employees are eligible to participate after three months of service.

CEO Compensation Policies

        Personal Aircraft Usage.    During calendar years 2003 through 2008, Mr. Bennett is entitled to compensation relating to his personal use of our aircraft and flight crew averaging $250,000 per year. The value of this usage will be calculated based upon the aggregate incremental cost of this usage to our company.

        Deferred Compensation.    Effective as of January 1, 2004, we entered into a deferred compensation agreement with Mr. Bennett, pursuant to which we credit $12,500 to an account in Mr. Bennett's name at the end of each calendar quarter, beginning on March 31, 2004. The account bears interest at a rate of 8% per annum. At the end of the calendar quarter in which Mr. Bennett ceases to be a "covered employee" within the meaning of Section 162(m) of the Code, we will deliver to Mr. Bennett a cash amount equal to the amount then-accrued in his deferred compensation account.

        Split-Dollar Life Insurance Policies.    Pursuant to the terms of an agreement entered into in 1991, from January 1992 through December 2001, we paid the premiums due on two $1,250,000 split-dollar, whole life insurance policies for the benefit of Mr. Bennett, and Mr. Bennett granted an assignment of policy benefits in our favor in the amounts of the premiums we paid. Consistent with the terms of the agreement, in 2003, the compensation committee of our board of directors determined to terminate the assignment in our favor of, and all our obligations under, these policies. In connection with this termination, Mr. Bennett is not required to repay any premiums we paid on these policies. We have treated the termination of assignment of policy benefits in our favor as a compensatory bonus to Mr. Bennett in an amount equal to the aggregate cash surrender value of the policies ($397,835), and we paid Mr. Bennett an amount equal to the remaining premium payments necessary to fully fund the unfunded policy ($48,777), together with an additional $350,909 "gross-up" to account for taxes due on the total bonus. In addition, we reimbursed Mr. Bennett for the September 2002 premium payment he made on the unfunded policy in an amount equal to $16,259.

SAR Grants in Last Fiscal Year

        The following table contains information regarding stock appreciation rights (SARs) granted during the year ended December 31, 2003 to each of our named executive officers in respect of shares of our Series A common stock. Mr. Howard, one of our named executive officers, did not receive any SAR grants during the year ended December 31, 2003.

Name	Number of securities underlying SARs granted	Percent of total SARs granted to employees in fiscal year	Exercise or base price ($/sh)(1)	Expiration Date	Grant date present value(2)
Robert R. Bennett	1,000,000	16.2%	$11.09	July 31, 2013	$5,817,677
David J.A. Flowers	200,000	3.2%	$11.09	July 31, 2013	$1,163,535
Albert E. Rosenthaler	250,000	4.1%	$11.09	July 31, 2013	$1,454,419
Charles Y. Tanabe	250,000	4.1%	$11.09	July 31, 2013	$1,454,419

(1)
Represents the closing market price per share of our Series A common stock on July 31, 2003.

(2)
The value shown is based upon the Black-Scholes model and is stated on a present value basis. The key assumptions used in the model for purposes of this calculation include the following: (a) a 4.5% discount rate; (b) a 32.0% volatility factor; (c) the 10-year option term; (d) the closing price of our Series A common stock on July 31, 2003; and (e) a per share exercise price of $11.09. The actual value realized will depend upon the extent to which the stock price exceeds the exercise price on the date the SAR is exercised. Accordingly, the realized value, if any, will not necessarily be the value determined by the model.

Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Values

        The following table sets forth information concerning (i) exercises of stock options and SARs by the named executive officers during the year ended December 31, 2003 and (ii) the value of unexercised options and SARs as of December 31, 2003.

Aggregated Option/SAR Exercises in the Last Fiscal Year and
Fiscal Year-End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at December 31, 2003 (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SARs at December 31, 2003 ($) Exercisable/ Unexercisable
Robert R. Bennett
Series A
Exercisable	—	$—	25,778	$—
Unexercisable	—	$—	1,000,000	$800,000
Series B
Exercisable	—	$—	7,922,931	$—
Unexercisable	—	$—	8,756,922	$—
Gary S. Howard
Series A
Exercisable	—	$—	4,191,985	$—
Unexercisable	—	$—	4,600,590	$—
David J.A. Flowers
Series A
Exercisable	—	$—	701,510	$—
Unexercisable	—	$—	975,354	$160,000
Albert E. Rosenthaler
Series A
Exercisable	—	$—	—	$—
Unexercisable	—	$—	762,800	$200,000
Charles Y. Tanabe
Series A
Exercisable	—	$—	935,348	$—
Unexercisable	—	$—	1,283,804	$200,000

Compensation of Directors

        Each of our directors who is not an employee of our company is paid an annual fee of $50,000 (which we refer to as Director Fees) and is permitted to participate in our company's health benefits plans. The chairman of the audit committee of our board of directors and each other member of that committee is paid an additional annual fee of $20,000 and $10,000, respectively. With respect to our executive committee, compensation committee, incentive plan committee and nominating and corporate governance committee, each member thereof who is not an employee of our company receives an additional annual fee of $5,000 for his participation on each such committee, except that any such committee member who is also the chairman of that committee instead receives an additional annual fee of $10,000 for his participation on that committee. Director Fees are payable quarterly in arrears in cash or, at the election of the director, in shares of our common stock. Fees for participation on committees are payable quarterly in arrears in cash only. In addition, we reimburse members of our board for travel expenses incurred to attend any meetings of our board or any committee thereof and for expenses incurred to attend any educational programs which we have asked them to attend.

        Effective June 1, 2003 and pursuant to the Liberty Media Corporation 2002 Nonemployee Director Incentive Plan, our board granted each of our nonemployee directors 11,000 free-standing SARs at an exercise price of $11.85. These SARs vest on the first anniversary of the grant date and had a grant date fair value of $5.93 per share. In addition, our board agreed to grant 11,000 free-standing SARs to each nonemployee director in office on June 1, 2004 and on each subsequent June 1 until June 1, 2010 at an exercise price equal to the fair market value of a share of our Series A common stock on the date of grant.

        During 2003, compensation for Larry E. Romrell, one of our directors, for his personal use of our aircraft and flight crew aggregated $14,647 based on the incremental cost of such usage to our company.

Employment Contracts, Termination of Employment and Change in Control Arrangements

        We have no employment contracts, termination of employment agreements or change of control agreements with any of our named executive officers.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

        The members of the compensation committee of our board of directors during the year ended December 31, 2003 were Donne F. Fisher, Paul A. Gould, John C. Malone and Larry E. Romrell. Mr. Malone serves as the Chairman of the Board of our company. The current members of the compensation committee of our board of directors are Donne F. Fisher, Paul A. Gould, David E. Rapley, M. LaVoy Robison and Larry E. Romrell.

Liberty TP Management Transaction

        Effective November 28, 2003, we acquired all the outstanding stock of TP Investment, Inc. (TPI), a corporation wholly owned by TP-JCM, LLC, a limited liability company in which the sole member is Mr. Malone. In exchange for the stock of TPI, TP-JCM received 5,281,739 shares of our Series B common stock, valued for purposes of the acquisition at $11.50 per share. As prescribed by the Agreement and Plan of Merger pursuant to which the acquisition was effected, that per share value equals 110% of the average of the closing sale prices of our Series A common stock for the ten trading days ended November 28, 2003. TPI owns 10,602 shares of Series B Preferred Stock of Liberty TP Management, Inc., one of our subsidiaries. Those shares of Series B Preferred Stock represent 12% of the voting power of Liberty TP Management. TPI also owns a 5% membership interest (representing a 50% voting interest) in Liberty TP LLC, a limited liability company which owns approximately 20.6% of the common equity and 27.2% of the voting power of Liberty TP Management. As a result of the acquisition, we beneficially own all the equity and voting interests in Liberty TP Management. Liberty TP Management owns our investment in True Position and certain equity interests (including rights to acquire equity interests) in Sprint PCS Group, IDT Corp. and priceline.com, Inc.

        In connection with the acquisition of TPI, we entered into a registration rights agreement with TP-JCM. That agreement provides for the registration by us under applicable federal and state securities laws, at the holder's request, of the sale of shares of our Series A common stock issuable upon conversion of shares of the Series B common stock that were issued to TP-JCM.

        The shares of Series B Common Stock issued to TP-JCM are subject to our rights to purchase such shares pursuant to a call agreement entered into in February 1998 with Mr. Malone and his wife, as described in footnote 6 to the "Security Ownership of Certain Beneficial Owners and Management—Security Ownership of Management" table above.

Report of the Compensation Committee on Executive Compensation

        Most decisions regarding the compensation of our executive officers during the year ended December 31, 2003, were made by the compensation committee of our board of directors, whose members were Donne F. Fisher, Paul A. Gould, John C. Malone and Larry E. Romrell. All decisions of the compensation committee regarding the compensation of our executive officers during the year ended December 31, 2003, were reviewed by our board of directors, except for decisions regarding grants under our incentive plan which decisions were made solely by the incentive plan committee, a subcommittee of the compensation committee.

        For the year ended December 31, 2003, the compensation committee furnished the following report on its policies with respect to the compensation of our executive officers.

General Executive Compensation Policy

        Our executive compensation policy is designed to attract qualified individuals who have the potential as executive officers to contribute to our long-term growth and success, to motivate our executive officers to maximize their contribution to our company and to retain our executive officers in our employ. Accordingly, our executive compensation policy is designed to offer our executive officers competitive compensation opportunities that are tied to their contribution to our growth and success and their personal performance. Each executive officer's compensation package is comprised primarily of base salary, stock-based incentives and matching contributions to the Liberty Media 401(k) Savings Plan.

        Our compensation committee evaluates certain qualitative factors relating to the performance of each of our executive officers, including our Chief Executive Officer, such as:

  •
  experience;

  •
  responsibilities assumed;

  •
  demonstrated leadership ability;

  •
  overall effectiveness;

  •
  the level of an executive's compensation in relation to other executives in our company with the same, more or less responsibilities; and

  •
  the performance of the group for which the executive is primarily responsible.

Implementation of Executive Compensation Policy

        The following describes the manner in which our executive compensation policy was implemented generally with respect to the year ended December 31, 2003. Also summarized below are several of the more important factors which were considered in establishing the components of our executive officers' compensation packages for the year ended December 31, 2003. Additional factors were also taken into account, and the compensation committee may, in its discretion, apply entirely different factors, particularly different measures of performance, in setting executive compensation for future fiscal years, but it is expected that all compensation decisions will be designed to further our executive compensation policy set forth above.

        Base Salary.    Our Chief Executive Officer recommended to the compensation committee new base salary levels for our executive officers, which increased their base salaries in proportion to regional cost of living increases. The compensation committee reviewed these recommendations in light of available statistical data, including changes in the consumer price index, and approved the recommended base salary increases.

        Stock-Based Incentives.    As discussed, our executive officers' base salary increases were not reflective of their individual performances or contributions to our company. To reflect the compensation committee's assessment of their favorable performance, the compensation committee recommended to the incentive plan committee grants to each of our executive officers (other than our Chief Executive Officer) of between 200,000 and 250,000 SARs, and the incentive plan committee approved these SAR grants. In making these recommendations, the compensation committee considered industry, peer group and national surveys of compensation, as well as the past and expected future contributions of the individual executive officers.

        401(k).    Consistent with past practice, we continued to match contributions made to the Liberty Media 401(k) Savings Plan by our executive officers.

CEO Compensation

        In setting the compensation payable to Mr. Bennett for the year ended December 31, 2003, the compensation committee decided to maintain his base salary at $1,000,000 and to increase his overall compensation package by recommending to the incentive plan committee a grant to Mr. Bennett of 1 million SARs. The SAR grant, which was approved by the incentive plan committee, reflects the compensation committee's assessment of Mr. Bennett's favorable performance, as well as our corporate performance during the year ended December 31, 2003. In setting Mr. Bennett's 2003 compensation package, the compensation committee considered the various qualitative factors described above, as well as Mr. Bennett's strategic vision for our company.

Submitted by the Members of the Compensation Committee:
Donne F. Fisher
Paul A. Gould
John C. Malone
Larry E. Romrell

Certain Related Party Transactions

Malone Employment Agreement

        In connection with the merger of TCI and AT&T in 1999, an employment agreement between Mr. Malone and TCI was assigned to us. The term of Mr. Malone's employment agreement is extended daily so that the remainder of the employment term is five years. The employment agreement was amended in June 1999 to provide for, among other things, an annual salary of $2,600, subject to increase upon approval of our board. The employment agreement was amended in 2003 to provide for payment or reimbursement of professional fees and other expenses incurred by Mr. Malone for estate, tax planning and other services, and for personal use of our aircraft and flight crew. The aggregate amount of such payments or reimbursements and the value of his personal use of our aircraft is limited to $500,000 per year. The value of his aircraft use is to be determined in accordance with Treasury Regulation Section 1.62-21(g), or any successor regulation thereto.

        Mr. Malone's employment agreement provides, among other things, for deferral of a portion (not in excess of 40%) of the monthly compensation payable to him for all employment years commencing on or after January 1, 1993. The deferred amounts will be payable in monthly installments over a 20-year period commencing on the termination of Mr. Malone's employment, together with interest thereon at the rate of 8% per annum compounded annually from the date of deferral to the date of payment.

        Mr. Malone's employment agreement also provides that, upon termination of his employment by us (other than for cause, as defined in the agreement) or if Mr. Malone elects to terminate the agreement because of a change in control of our company, all remaining compensation due under the agreement for the balance of the employment term shall be immediately due and payable.

        Mr. Malone's agreement provides that, during his employment with us and for a period of two years following the effective date of his termination of employment with us, unless termination results from a change in control of our company, he will not be connected with any entity in any manner specified in the agreement, which competes in a material respect with our business. The agreement provides, however, that Mr. Malone may own securities of any corporation listed on a national securities exchange or quoted in The Nasdaq Stock Market to the extent of an aggregate of 5% of the amount of such securities outstanding.

        For a period of 12 months following a change in control, as defined in Mr. Malone's employment agreement, our ability to terminate Mr. Malone's employment for cause will be limited to situations in which Mr. Malone has entered a plea of guilty to, or has been convicted of, the commission of a felony offense.

        Mr. Malone's agreement also provides that in the event of termination of his employment with us, he will be entitled to receive 240 consecutive monthly payments of $15,000 (increased at the rate of 12% per annum compounded annually from January 1, 1988 to the date payment commences), the first of which will be payable on the first day of the month succeeding the termination of Mr. Malone's employment. In the event of Mr. Malone's death, his beneficiaries will be entitled to receive the foregoing monthly payments.

        Mr. Malone deferred a portion of his monthly compensation under his previous employment agreement for all employment years ending on or prior to December 31, 1992. We assumed the obligation to pay that deferred compensation in connection with the merger of AT&T and TCI. The compensation that he deferred (together with interest on that compensation at the rate of 13% per annum compounded annually from the date of deferral to the date of payment) will continue to be payable under the terms of the previous agreement. The rate at which interest accrues on the previously deferred compensation was established in 1983 pursuant to the previous agreement.

Stock Performance Graphs

        The following graphs compare the yearly percentage change in the cumulative total shareholder return on our Series A common stock (and its predecessor securities), our Series B common stock (and its predecessor securities), the S&P 500 Media Index, which reflects the performance of companies in our peer group, and the S&P 500 Index.

        The cumulative total shareholder return on our Series A common stock is based on the following chronological history of our Series A common stock (and its predecessor securities), beginning December 31, 1997. From December 31, 1997 through March 8, 1999, TCI's Liberty Media Group Series A common stock, par value $1.00 per share, was traded on the Nasdaq National Market under the symbol "LBTYA". On March 9, 1999, in the merger of TCI and AT&T, each share of TCI's Liberty Media Group Series A common stock was exchanged for one share of AT&T's Class A Liberty Media Group common stock, par value $1.00 per share. From March 9, 1999 through August 9, 2001, AT&T's Class A Liberty Media Group common stock traded on the New York Stock Exchange under the symbol "LMG.A". On August 10, 2001, in our split off from AT&T, each share of AT&T's Class A Liberty Media Group common stock was redeemed for one share of our Series A common stock. From August 10, 2001 through December 31, 2001, our Series A common stock traded on the New York Stock Exchange under the symbol "LMC.A". Beginning January 2, 2002, our Series A common stock began trading on the New York Stock Exchange under the symbol "L". The line on the graph representing our Series A common stock reflects the cumulative total shareholder returns, as adjusted, for each of the foregoing component securities.

        The cumulative total shareholder return on our Series B common stock is based on the following chronological history of our Series B common stock (and its predecessor securities), beginning December 31, 1997. From December 31, 1997 through March 8, 1999, TCI's Liberty Media Group Series B common stock, par value $1.00 per share, was traded on the Nasdaq National Market under the symbol "LBTYB". On March 9, 1999, in the merger of TCI and AT&T, each share of TCI's Liberty Media Group Series B common stock was exchanged for one share of AT&T's Class B Liberty Media Group common stock, par value $1.00 per share. From March 9, 1999 through August 9, 2001, AT&T's Class B Liberty Media Group common stock traded on the New York Stock Exchange under the symbol "LMG.B". On August 10, 2001, in our split off from AT&T, each share of AT&T's Class B Liberty Media Group common stock was redeemed for one share of our Series B common stock. From August 10, 2001 through the date of this proxy, our Series B common stock has traded on the New York Stock Exchange under the symbol "LMC.B". The line on the graph representing our Series B common stock reflects the cumulative total shareholder returns, as adjusted, for each of the foregoing component securities.

        The comparisons assume $100 was invested at December 31, 1997 and have been adjusted to reflect stock splits.

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Liberty Series A	100.00	246.68	117.78	121.57	77.63	103.25
Liberty Series B	100.00	289.47	157.89	128.00	77.47	116.21
S&P Media Index	100.00	136.86	108.41	96.39	66.01	84.03
S&P 500 Index	100.00	119.53	107.41	93.40	71.57	90.46

SHAREHOLDER PROPOSALS

        This proxy statement relates to our annual meeting of shareholders for the calendar year 2004, which will take place on June 9, 2004. We currently expect that our annual meeting of shareholders for the calendar year 2005 will be held during the second quarter of 2005. In order to be eligible for inclusion in our proxy materials for the 2005 annual meeting, any shareholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on December 30, 2004 or such later date as we may determine and announce in connection with the actual scheduling of the annual meeting. To be considered for presentation at the 2005 annual meeting, although not included in our proxy statement, any shareholder proposal must be received at our executive offices at the foregoing address on or before the close of business on February 20, 2005 or such later date as we may determine and announce in connection with the actual scheduling of the annual meeting.

        All shareholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act and, as with any shareholder proposal (regardless of whether it is included in our proxy materials), our restated certificate of incorporation, our bylaws and Delaware law.

ADDITIONAL INFORMATION

        We file annual, quarterly and special reports, proxy materials and other information with the SEC. You may read and copy any document that we file at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also inspect our filings at the regional offices of the SEC or over the Internet at the SEC's website at www.sec.gov. Additional information can also be found on our website at www.libertymedia.com. (Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement.) If you would like to receive a copy of any exhibits listed in our Annual Report on Form 10-K for the year ended December 31, 2003, please call or submit a request in writing to Investor Relations, Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (877) 772-1518, and we will provide you with the exhibits upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).

* * *

        This proxy statement is being provided at the direction of the board of directors.

Charles Y. Tanabe
Senior Vice President,
General Counsel and Secretary

Englewood, Colorado
April 28, 2004

Annex I

LIBERTY MEDIA CORPORATION
2000 INCENTIVE PLAN

(As Amended and Restated Effective April 19, 2004)

ARTICLE I
 PURPOSE AND ASSUMPTION OF PLAN

        1.1   Purpose. The purpose of the Plan is to promote the success of the Company by providing a method whereby (i) eligible employees of the Company and its Subsidiaries and (ii) independent contractors providing services to the Company and its Subsidiaries may be awarded additional remuneration for services rendered and encouraged to invest in capital stock of the Company, thereby increasing their proprietary interest in the Company's businesses, encouraging them to remain in the employ of the Company or its Subsidiaries, and increasing their personal interest in the continued success and progress of the Company and its Subsidiaries. The Plan is also intended to aid in (i) attracting Persons of exceptional ability to become officers and employees of the Company and its Subsidiaries and (ii) inducing independent contractors to agree to provide services to the Company and its Subsidiaries.

        1.2   Assumption of Plan; Amendment and Restatement of Plan. The Plan was previously adopted as the Amended and Restated AT&T Corp. Liberty Media Group 2000 Incentive Plan, by the board of directors of AT&T Corp., the Company's former parent corporation. The Board approved the amendment and restatement of the Plan, effective August 10, 2001, and assumed and adopted the Plan on behalf of the Company. The Plan was later amended and restated, effective September 11, 2002.

        1.3   Further Amendment and Restatement of Plan. The Plan is being further amended and restated as set forth herein. The Committee has approved the further amendment and restatement of the Plan as set forth herein, effective April 19, 2004.

ARTICLE II
 DEFINITIONS

        2.1   Certain Defined Terms. Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

          "Affiliate" of the Company means any corporation, partnership or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

          "Agreement" means a stock option agreement, stock appreciation rights agreement, restricted shares agreement, stock units agreement, cash award agreement or an agreement evidencing more than one type of Award, specified in Section 11.5, as any such Agreement may be supplemented or amended from time to time.

          "Approved Transaction" means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (i) any consolidation or merger of the Company, or binding share exchange, pursuant to which shares of Common Stock of the Company would be changed or converted into or exchanged for cash, securities, or other property, other than any such transaction in which the common stockholders of the Company immediately prior to such transaction have the same proportionate ownership of the Common Stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (ii) any merger, consolidation or binding share exchange to which the Company is a party as a result of which the Persons who are common stockholders of the Company immediately prior thereto have less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation or binding share exchange, (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (iv) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.

          "Award" means a grant of Options, SARs, Restricted Shares, Stock Units, Performance Awards, Cash Awards and/or cash amounts under the Plan.

          "Board" means the Board of Directors of the Company.

          "Board Change" means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board cease for any reason to constitute a majority thereof unless the election, or the nomination for election, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

          "Cash Award" means an Award made pursuant to Section 10.1 of the Plan to a Holder that is paid solely on account of the attainment of one or more Performance Objectives that have been preestablished by the Committee.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

          "Committee" means the committee of the Board appointed pursuant to Section 3.1 to administer the Plan.

          "Common Stock" means each or any (as the context may require) series of the Company's common stock.

          "Company" means Liberty Media Corporation, a Delaware corporation.

          "Control Purchase" means any transaction (or series of related transactions) in which (i) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, any Subsidiary of the Company or any employee benefit plan sponsored by the Company or any Subsidiary of the Company) shall purchase any Common Stock of the Company (or securities convertible into Common Stock of the Company) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (ii) any person (as such term is so defined), corporation or other entity (other than the Company, any Subsidiary of the Company, any employee benefit plan sponsored by the Company or any Subsidiary of the Company or any Exempt Person (as defined below)) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company's securities), other than in a transaction (or series of related transactions) approved by the Board. For purposes of this definition, "Exempt Person" means each of (a) the Chairman of the Board, the President and each of the directors of the Company as of April 19, 2004, and (b) the respective family members, estates and heirs of each of the Persons referred to in clause (a) above and any trust or other investment vehicle for the primary benefit of any of such Persons or their respective family members or heirs. As used with respect to any Person, the term "family member" means the spouse, siblings and lineal descendants of such Person.

          "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

          "Dividend Equivalents" means, with respect to Restricted Shares to be issued at the end of the Restriction Period, to the extent specified by the Committee only, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the Restriction Period on a like number and kind of shares of Common Stock.

          "Domestic Relations Order" means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

          "Effective Date" means December 6, 2000, the date on which the Plan originally became effective.

          "Equity Security" shall have the meaning ascribed to such term in Section 3(a)(11) of the Exchange Act, and an equity security of an issuer shall have the meaning ascribed thereto in Rule 16a-1 promulgated under the Exchange Act, or any successor Rule.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

          "Fair Market Value" of a share of any series of Common Stock on any day means the last sale price (or, if no last sale price is reported, the average of the high bid and low asked prices) for a share of such series of Common Stock on such day (or, if such day is not a trading day, on the next preceding trading day) as reported on the consolidated transaction reporting system for the principal national securities exchange on which shares of such series of Common Stock are listed on such day or if such shares are not then listed on a national securities exchange, then as reported on Nasdaq or, if such shares are not then listed or quoted on Nasdaq, then as quoted by the National Quotation Bureau Incorporated. If for any day the Fair Market Value of a share of the applicable series of Common Stock is not determinable by any of the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

          "Free Standing SAR" has the meaning ascribed thereto in Section 7.1.

          "Holder" means a Person who has received an Award under the Plan.

          "Nasdaq" means The Nasdaq Stock Market.

          "Nonqualified Stock Option" means a stock option granted under Article VI.

          "Option" means a Nonqualified Stock Option.

          "Performance Award" means an Award made pursuant to Article X of the Plan to a Holder that is subject to the attainment of one or more Performance Objectives.

          "Performance Objective" means a standard established by the Committee to determine in whole or in part whether a Performance Award shall be earned.

          "Person" means an individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture or other entity of any kind.

          "Plan" means this Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective April 19, 2004).

          "Restricted Shares" means shares of any series of Common Stock or the right to receive shares of any specified series of Common Stock, as the case may be, awarded pursuant to Article VIII.

          "Restriction Period" means a period of time beginning on the date of each Award of Restricted Shares and ending on the Vesting Date with respect to such Award.

          "Retained Distribution" has the meaning ascribed thereto in Section 8.3.

          "SARs" means stock appreciation rights, awarded pursuant to Article VII, with respect to shares of any specified series of Common Stock.

          "Stock Unit Awards" has the meaning ascribed thereto in Section 9.1.

          "Subsidiary" of a Person means any present or future subsidiary (as defined in Section 424(f) of the Code) of such Person or any business entity in which such Person owns, directly or indirectly, 50% or more of the voting, capital or profits interests. An entity shall be deemed a subsidiary of a Person for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

          "Tandem SARs" has the meaning ascribed thereto in Section 7.1.

          "Vesting Date," with respect to any Restricted Shares awarded hereunder, means the date on which such Restricted Shares cease to be subject to a risk of forfeiture, as designated in or determined in accordance with the Agreement with respect to such Award of Restricted Shares pursuant to Article VIII. If more than one Vesting Date is designated for an Award of Restricted Shares, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part.

ARTICLE III
 ADMINISTRATION

        3.1   Committee. The Plan shall be administered by the Compensation Committee of the Board unless a different committee is appointed by the Board. The Committee shall be comprised of not less than two Persons. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may remove members of the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held.

        3.2   Powers. The Committee shall have full power and authority to grant to eligible Persons Options under Article VI of the Plan, SARs under Article VII of the Plan, Restricted Shares under Article VIII of the Plan, Stock Units under Article IX of the Plan, Cash Awards under Article X of the Plan and/or Performance Awards under Article X of the Plan, to determine the terms and conditions (which need not be identical) of all Awards so granted, to interpret the provisions of the Plan and any Agreements relating to Awards granted under the Plan and to supervise the administration of the Plan. The Committee in making an Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. The Committee shall have sole authority in the selection of Persons to whom Awards may be granted under the Plan and in the determination of the timing, pricing and amount of any such Award, subject only to the express provisions of the Plan. In making determinations hereunder, the Committee may take into account the nature of the services rendered by the respective employees and independent contractors, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee in its discretion deems relevant.

        3.3   Interpretation. The Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all Persons. No member of the Committee shall be liable for any action or determination made or taken by him or the Committee in good faith with respect to the Plan.

ARTICLE IV
 SHARES SUBJECT TO THE PLAN

        4.1   Number of Shares. Subject to the provisions of this Article IV, the maximum number of shares of Common Stock with respect to which Awards may be granted during the term of the Plan shall be 160 million shares. Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. The shares of Common Stock subject to (i) any Award granted under the Plan that shall expire, terminate or be annulled for any reason without having been exercised (or considered to have been exercised as provided in Section 7.2), (ii) any Award of any SARs granted under the Plan that shall be exercised for cash, and (iii) any Award of Restricted Shares or Stock Units that shall be forfeited prior to becoming vested (provided that the Holder received no benefits of ownership of such Restricted Shares or Stock Units other than voting rights and the accumulation of Retained Distributions and unpaid Dividend Equivalents that are likewise forfeited) shall again be available for purposes of the Plan. Except for Awards described in Section 11.1, no Person may be granted in any calendar year Awards covering more than 25 million shares of Common Stock (as such amount may be adjusted from time to time as provided in Section 4.2). No Person shall receive payment for Performance Awards during any calendar year aggregating in excess of $10,000,000.

        4.2   Adjustments. If the Company subdivides its outstanding shares of any series of Common Stock into a greater number of shares of such series of Common Stock (by stock dividend, stock split, reclassification, or otherwise) or combines its outstanding shares of any series of Common Stock into a smaller number of shares of such series of Common Stock (by reverse stock split, reclassification, or otherwise) or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase such series of Common Stock or other similar corporate event (including mergers or consolidations other than those which constitute Approved Transactions, adjustments with respect to which shall be governed by Section 11.1(b)) affects any series of Common Stock so that an adjustment is required to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee, in its sole discretion and in such manner as the Committee may deem equitable and appropriate, may make such adjustments to any or all of (i) the number and kind of shares of stock which thereafter may be awarded, optioned or otherwise made subject to the benefits contemplated by the Plan, (ii) the number and kind of shares of stock subject to outstanding Awards, and (iii) the purchase or exercise price and the relevant appreciation base with respect to any of the foregoing, provided, however, that the number of shares subject to any Award shall always be a whole number. Notwithstanding the foregoing, if all shares of any series of Common Stock are redeemed, then each outstanding Award shall be adjusted to substitute for the shares of such series of Common Stock subject thereto the kind and amount of cash, securities or other assets issued or paid in the redemption of the equivalent number of shares of such series of Common Stock and otherwise the terms of such Award, including, in the case of Options or similar rights, the total exercise price, and, in the case of Free Standing SARs, the base price, shall remain constant before and after the substitution (unless otherwise determined by the Committee and provided in the applicable Agreement). The Committee may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this Section 4.2.

ARTICLE V
 ELIGIBILITY

        5.1   General. The Persons who shall be eligible to participate in the Plan and to receive Awards under the Plan shall, subject to Section 5.2, be such Persons who are employees (including officers and directors) of or independent contractors providing services to the Company or its Subsidiaries as the Committee shall select. Awards may be made to employees or independent contractors who hold or have held Awards under the Plan or any similar or other awards under any other plan of the Company or any of its Affiliates.

        5.2   Ineligibility. No member of the Committee, while serving as such, shall be eligible to receive an Award.

ARTICLE VI
 STOCK OPTIONS

        6.1   Grant of Options. Subject to the limitations of the Plan, the Committee shall designate from time to time those eligible Persons to be granted Options, the time when each Option shall be granted to such eligible Persons, the series and number of shares of Common Stock subject to such Option, and, subject to Section 6.2, the purchase price of the shares of Common Stock subject to such Option.

        6.2   Option Price. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Committee and may be more than, less than or equal to the Fair Market Value of the shares of the applicable series of Common Stock subject to the Option as of the date the Option is granted.

        6.3   Term of Options. Subject to the provisions of the Plan with respect to death, retirement and termination of employment, the term of each Option shall be for such period as the Committee shall determine as set forth in the applicable Agreement.

        6.4   Exercise of Options. An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and the Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).

        6.5   Manner of Exercise.

          (a)   Form of Payment. An Option shall be exercised by written notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other procedures for the exercise of Options as the Committee may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 11.9 shall be determined by the Committee and may consist of (i) cash, (ii) check, (iii) promissory note (subject to applicable law), (iv) whole shares of any series of Common Stock, (v) the withholding of shares of the applicable series of Common Stock issuable upon such exercise of the Option, (vi) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, or (vii) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of shares under the Delaware General Corporation Law. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Committee deems appropriate.

          (b)   Value of Shares. Unless otherwise determined by the Committee and provided in the applicable Agreement, shares of any series of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of any series of Common Stock withheld for such payment, shall be valued for such purpose at their Fair Market Value as of the exercise date.

          (c)   Issuance of Shares. The Company shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 11.9, and within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. Unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Holder or other Person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made, and (ii) no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

        6.6   Nontransferability. Unless otherwise determined by the Committee and provided in the applicable Agreement, Options shall not be transferable other than by will or the laws of descent and distribution or pursuant to a Domestic Relations Order, and, except as otherwise required pursuant to a Domestic Relations Order, Options may be exercised during the lifetime of the Holder thereof only by such Holder (or his or her court-appointed legal representative).

ARTICLE VII
 SARS

        7.1   Grant of SARs. Subject to the limitations of the Plan, SARs may be granted by the Committee to such eligible Persons in such numbers, with respect to any specified series of Common Stock, and at such times during the term of the Plan as the Committee shall determine. A SAR may be granted to a Holder of an Option (hereinafter called a "related Option") with respect to all or a portion of the shares of Common Stock subject to the related Option (a "Tandem SAR") or may be granted separately to an eligible employee (a "Free Standing SAR"). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the Agreement.

        7.2   Tandem SARs. A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Agreement may provide) and in no event after the complete termination or full exercise of the related Option. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, (i) the Holder thereof shall be entitled to receive from the Company, for each share of the applicable series of Common Stock with respect to which the Tandem SAR is being exercised, consideration (in the form determined as provided in

Section 7.4) equal in value to the excess of the Fair Market Value of a share of the applicable series of Common Stock with respect to which the Tandem SAR was granted on the date of exercise over the related Option purchase price per share, and (ii) the related Option with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the Tandem SAR was so exercised.

        7.3   Free Standing SARs. Free Standing SARs shall be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Agreement. The base price of a Free Standing SAR may be more than, less than or equal to the Fair Market Value of the applicable series of Common Stock with respect to which the Free Standing SAR was granted as of the date the Free Standing SAR is granted. Subject to the limitations of the Plan, upon the exercise of a Free Standing SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, the Holder thereof shall be entitled to receive from the Company, for each share of the applicable series of Common Stock with respect to which the Free Standing SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of the applicable series of Common Stock with respect to which the Free Standing SAR was granted on the date of exercise over the base price per share of such Free Standing SAR.

        7.4   Consideration. The consideration to be received upon the exercise of a SAR by the Holder shall be paid in cash, shares of the applicable series of Common Stock with respect to which the SAR was granted (valued at Fair Market Value on the date of exercise of such SAR), a combination of cash and such shares of the applicable series of Common Stock or such other consideration, in each case, as provided in the Agreement. No fractional shares of Common Stock shall be issuable upon exercise of a SAR, and unless otherwise provided in the applicable Agreement, the Holder will receive cash in lieu of fractional shares. Unless the Committee shall otherwise determine, to the extent a Free Standing SAR is exercisable, it will be exercised automatically for cash on its expiration date.

        7.5   Limitations. The applicable Agreement may provide for a limit on the amount payable to a Holder upon exercise of SARs at any time or in the aggregate, for a limit on the number of SARs that may be exercised by the Holder in whole or in part for cash during any specified period, for a limit on the time periods during which a Holder may exercise SARs, and for such other limits on the rights of the Holder and such other terms and conditions of the SAR, including a condition that the SAR may be exercised only in accordance with rules and regulations adopted from time to time, as the Committee may determine. Unless otherwise so provided in the applicable Agreement, any such limit relating to a Tandem SAR shall not restrict the exercisability of the related Option. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.

        7.6   Exercise. For purposes of this Article VII, the date of exercise of a SAR shall mean the date on which the Company shall have received notice from the Holder of the SAR of the exercise of such SAR (unless otherwise determined by the Committee and provided in the applicable Agreement).

        7.7   Nontransferability. Unless otherwise determined by the Committee and provided in the applicable Agreement, (i) SARs shall not be transferable other than by will or the laws of descent and distribution or pursuant to a Domestic Relations Order, and (ii) except as otherwise required pursuant to a Domestic Relations Order, SARs may be exercised during the lifetime of the Holder thereof only by such Holder (or his or her court-appointed legal representative).

ARTICLE VIII
 RESTRICTED SHARES

        8.1   Grant. Subject to the limitations of the Plan, the Committee shall designate those eligible Persons to be granted Awards of Restricted Shares, shall determine the time when each such Award shall be granted, shall determine whether shares of Common Stock covered by Awards of Restricted

Shares will be issued at the beginning or the end of the Restriction Period and whether Dividend Equivalents will be paid during the Restriction Period in the event shares of the applicable series of Common Stock are to be issued at the end of the Restriction Period, and shall designate (or set forth the basis for determining) the Vesting Date or Vesting Dates for each Award of Restricted Shares, and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Shares in addition to those provided in the Plan. The Committee shall determine the price, if any, to be paid by the Holder for the Restricted Shares; provided, however, that the issuance of Restricted Shares shall be made for at least the minimum consideration necessary to permit such Restricted Shares to be deemed fully paid and nonassessable. All determinations made by the Committee pursuant to this Section 8.1 shall be specified in the Agreement.

        8.2   Issuance of Restricted Shares at Beginning of the Restriction Period. If shares of the applicable series of Common Stock are issued at the beginning of the Restriction Period, the stock certificate or certificates representing such Restricted Shares shall be registered in the name of the Holder to whom such Restricted Shares shall have been awarded. During the Restriction Period, certificates representing the Restricted Shares and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Shares (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Agreement. Such certificates shall remain in the custody of the Company or its designee, and the Holder shall deposit with the custodian stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Shares and any securities constituting Retained Distributions that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Agreement.

        8.3   Restrictions. Restricted Shares issued at the beginning of the Restriction Period shall constitute issued and outstanding shares of the applicable series of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Shares, to receive and retain such dividends and distributions, as the Committee may designate, paid or distributed on such Restricted Shares, and to exercise all other rights, powers and privileges of a Holder of shares of the applicable series of Common Stock with respect to such Restricted Shares; except, that, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived; (ii) the Company or its designee will retain custody of the stock certificate or certificates representing the Restricted Shares during the Restriction Period as provided in Section 8.2; (iii) other than such dividends and distributions as the Committee may designate, the Company or its designee will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and vesting, and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account; (iv) the Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or any Retained Distributions or his interest in any of them during the Restriction Period; and (v) a breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.

        8.4   Issuance of Stock at End of the Restriction Period. Restricted Shares issued at the end of the Restriction Period shall not constitute issued and outstanding shares of the applicable series of Common Stock, and the Holder shall not have any of the rights of a stockholder with respect to the shares of Common Stock covered by such an Award of Restricted Shares, in each case until such shares shall have been transferred to the Holder at the end of the Restriction Period. If and to the extent that shares of Common Stock are to be issued at the end of the Restriction Period, the Holder shall be entitled to receive Dividend Equivalents with respect to the shares of Common Stock covered thereby either (i) during the Restriction Period or (ii) in accordance with the rules applicable to Retained Distributions, as the Committee may specify in the Agreement.

        8.5   Cash Payments. In connection with any Award of Restricted Shares, an Agreement may provide for the payment of a cash amount to the Holder of such Restricted Shares at any time after such Restricted Shares shall have become vested. Such cash amounts shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Committee in the Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments which such Holder shall be otherwise entitled or eligible to receive from the Company.

        8.6   Completion of Restriction Period. On the Vesting Date with respect to each Award of Restricted Shares and the satisfaction of any other applicable restrictions, terms and conditions, (i) all or the applicable portion of such Restricted Shares shall become vested, (ii) any Retained Distributions and any unpaid Dividend Equivalents with respect to such Restricted Shares shall become vested to the extent that the Restricted Shares related thereto shall have become vested, and (iii) any cash amount to be received by the Holder with respect to such Restricted Shares shall become payable, all in accordance with the terms of the applicable Agreement. Any such Restricted Shares, Retained Distributions and any unpaid Dividend Equivalents that shall not become vested shall be forfeited to the Company, and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares, Retained Distributions and any unpaid Dividend Equivalents that shall have been so forfeited. The Committee may, in its discretion, provide that the delivery of any Restricted Shares, Retained Distributions and unpaid Dividend Equivalents that shall have become vested, and payment of any related cash amounts that shall have become payable under this Article VIII, shall be deferred until such date or dates as the recipient may elect. Any election of a recipient pursuant to the preceding sentence shall be filed in writing with the Committee in accordance with such rules and regulations, including any deadline for the making of such an election, as the Committee may provide.

ARTICLE IX
 STOCK UNITS

        9.1   Grant. In addition to granting Awards of Options, SARs and Restricted Shares, the Committee shall, subject to the limitations of the Plan, have authority to grant to eligible Persons Awards of Stock Units which may be in the form of shares of any specified series of Common Stock or units, the value of which is based, in whole or in part, on the Fair Market Value of the shares of any specified series of Common Stock. Subject to the provisions of the Plan, including any rules established pursuant to Section 9.2, Awards of Stock Units shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine in its discretion, which need not be identical for each Award. The determinations made by the Committee pursuant to this Section 9.1 shall be specified in the applicable Agreement.

        9.2   Rules. The Committee may, in its discretion, establish any or all of the following rules for application to an Award of Stock Units:

          (a)   Any shares of Common Stock which are part of an Award of Stock Units may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued or, if later, the date provided by the Committee at the time of the Award.

          (b)   Such Awards may provide for the payment of cash consideration by the Person to whom such Award is granted or provide that the Award, and any shares of Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration; provided, however, that the issuance of any shares of Common Stock in connection with an Award of Stock Units shall be for at least the minimum consideration necessary to permit such shares to be deemed fully paid and nonassessable.

          (c)   Awards of Stock Units may provide for deferred payment schedules, vesting over a specified period of employment, the payment (on a current or deferred basis) of dividend equivalent amounts with respect to the number of shares of Common Stock covered by the Award, and elections by the employee to defer payment of the Award or the lifting of restrictions on the Award, if any.

          (d)   In such circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part, any restrictions or limitations to which a Stock Unit Award was made subject at the time of grant.

ARTICLE X
 CASH AWARDS AND PERFORMANCE AWARDS

        10.1 Cash Awards. In addition to granting Options, SARs, Restricted Shares and Stock Units, the Committee shall, subject to the limitations of the Plan, have authority to grant to eligible Persons Cash Awards. Each Cash Award shall be subject to such terms and conditions, restrictions and contingencies, if any, as the Committee shall determine. Restrictions and contingencies limiting the right to receive a cash payment pursuant to a Cash Award shall be based upon the achievement of single or multiple Performance Objectives over a performance period established by the Committee. The determinations made by the Committee pursuant to this Section 10.1 shall be specified in the applicable Agreement.

        10.2 Designation as a Performance Award. The Committee shall have the right to designate any Award of Options, SARs, Restricted Shares or Stock Units as a Performance Award. All Cash Awards shall be designated as Performance Awards.

        10.3 Performance Objectives. The grant or vesting of a Performance Award shall be subject to the achievement of Performance Objectives over a performance period established by the Committee based upon one or more of the following business criteria that apply to the Holder, one or more business units, divisions or Subsidiaries of the Company or the applicable sector of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies: increased revenue; net income measures (including income after capital costs and income before or after taxes); stock price measures (including growth measures and total stockholder return); price per share of Common Stock; market share; earnings per share (actual or targeted growth); earnings before interest, taxes, depreciation and amortization (EBITDA); economic value added (or an equivalent metric); market value added; debt to equity ratio; cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities); return measures (including return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors' capital and return on average equity); operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes and production efficiency); expense measures (including overhead cost and general and administrative expense); margins; stockholder value; total stockholder return; proceeds from dispositions; total market value and corporate values measures (including ethics compliance, environmental and safety). Unless otherwise stated, such a Performance Objective need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). The Committee shall have the authority to determine whether the Performance Objectives and other terms and conditions of the Award are satisfied, and the Committee's determination as to the achievement of Performance Objectives relating to a Performance Award shall be made in writing.

        10.4 Section 162(m) of the Code. Notwithstanding the foregoing provisions, if the Committee intends for a Performance Award to be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such Award in accordance with Section 162(m) of the Code, then the Performance Objectives for such particular Performance Award relative to the particular period of service to which the Performance Objectives relate shall be established by the Committee in writing (i) no later than 90 days after the beginning of such period and (ii) prior to the completion of 25% of such period.

        10.5 Waiver of Performance Objectives. The Committee shall have no discretion to modify or waive the Performance Objectives or conditions to the grant or vesting of a Performance Award unless such Award is not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and the relevant Agreement provides for such discretion.

ARTICLE XI
 GENERAL PROVISIONS

        11.1 Acceleration of Awards.

          (a)   Death or Disability. If a Holder's employment shall terminate by reason of death or Disability, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each outstanding Option or SAR granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares, any related Retained Distributions and any unpaid Dividend Equivalents shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Stock Units, each such Award of Stock Units shall become vested in full.

          (b)   Approved Transactions; Board Change; Control Purchase. In the event of any Approved Transaction, Board Change or Control Purchase, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each such outstanding Option or SAR granted under the Plan shall become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares, any related Retained Distributions and any unpaid Dividend Equivalents shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Stock Units, each such Award of Stock Units shall become vested in full, in each case effective upon the Board Change or Control Purchase or immediately prior to consummation of the Approved Transaction. The effect, if any, on a Cash Award of an Approved Transaction, Board Change or Control Purchase shall be prescribed in the applicable Agreement. Notwithstanding the foregoing, unless otherwise provided in the applicable Agreement, the Committee may, in its discretion, determine that any or all outstanding Awards of any or all types granted pursuant to the Plan will not vest or become exercisable on an accelerated basis in connection with an Approved Transaction if effective provision has been made for the taking of such action which, in the opinion of the Committee, is equitable and appropriate to substitute a new Award for such Award or to assume such Award and to make such new or assumed Award, as nearly as may be practicable, equivalent to the old Award (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the applicable series of Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.

        11.2 Termination of Employment.

          (a)   General. If a Holder's employment shall terminate prior to the complete exercise of an Option or SAR (or deemed exercise thereof, as provided in Section 7.2) or during the Restriction Period with respect to any Restricted Shares or prior to the vesting or complete exercise of any Stock Units, then such Option, SAR or Stock Unit shall thereafter be exercisable, and the Holder's rights to any unvested Restricted Shares, Retained Distributions, unpaid Dividend Equivalents and related cash amounts and any such unvested Stock Units shall thereafter vest, in each case solely to the extent provided in the applicable Agreement; provided, however, that, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Option or SAR may be exercised after the scheduled expiration date thereof; (ii) if the Holder's employment terminates by reason of death or Disability, the Option or SAR shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration of such Option or SAR); and (iii) any termination of the Holder's employment for cause will be treated in accordance with the provisions of Section 11.2(b). The effect on a Cash Award of the termination of a Holder's employment for any reason, including by reason of death or Disability or for cause, shall be prescribed in the applicable Agreement.

          (b)   Termination for Cause. If a Holder's employment with the Company or a Subsidiary of the Company shall be terminated by the Company or such Subsidiary during the Restriction Period with respect to any Restricted Shares, or prior to the exercise of any Option or SAR or prior to the vesting or complete exercise of any Stock Unit for cause (for these purposes, cause shall have the meaning ascribed thereto in any employment agreement to which such Holder is a party or, in the absence thereof, shall include, but not be limited to, insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform his duties and responsibilities for any reason other than illness or incapacity; provided, however, that if such termination occurs within 12 months after an Approved Transaction or Control Purchase or Board Change, termination for cause shall mean only a felony conviction for fraud, misappropriation, or embezzlement), then, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) all Options and SARs and all unvested or unexercised Stock Units held by such Holder shall immediately terminate and (ii) such Holder's rights to all Restricted Shares, Retained Distributions, any unpaid Dividend Equivalents and any related cash amounts shall be forfeited immediately.

          (c)   Miscellaneous. The Committee may determine whether any given leave of absence constitutes a termination of employment; provided, however, that for purposes of the Plan, (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed 90 days, and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company provided the employee's right to reemployment is guaranteed either by statute or contract, shall not be deemed a termination of employment. Unless otherwise determined by the Committee and provided in the applicable Agreement, Awards made under the Plan shall not be affected by any change of employment so long as the Holder continues to be an employee of the Company.

        11.3 Right of Company to Terminate Employment. Nothing contained in the Plan or in any Award, and no action of the Company or the Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any Subsidiary of the Company to terminate the employment of the Holder at any time, with or without cause, subject, however, to the provisions of any employment agreement between the Holder and the Company or any Subsidiary of the Company.

        11.4 Nonalienation of Benefits. Except as set forth herein, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the Person entitled to such benefits.

        11.5 Written Agreement. Each Award of Options shall be evidenced by a stock option agreement; each Award of SARs shall be evidenced by a stock appreciation rights agreement; each Award of Restricted Shares shall be evidenced by a restricted shares agreement; each Award of Stock Units shall be evidenced by a stock units agreement; each Cash Award shall be evidenced by a cash award agreement; and each Performance Award shall be evidenced by a performance award agreement, each in such form and containing such terms and provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve; provided, however, that if more than one type of Award is made to the same Holder, such Awards may be evidenced by a single Agreement with such Holder. Each grantee of an Option, SAR, Restricted Shares, Stock Units, Cash Award or Performance Award shall be notified promptly of such grant, and a written Agreement shall be promptly executed and delivered by the Company. Any such written Agreement may contain (but shall not be required to contain) such provisions as the Committee deems appropriate (i) to insure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received by the Holder from the Company or (ii) to provide cash payments to the Holder to mitigate the impact of such penalty provisions upon the Holder. Any such Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 11.7(b).

        11.6 Designation of Beneficiaries. Each Person who shall be granted an Award under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such Person.

        11.7 Termination and Amendment.

          (a)   General. Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the tenth anniversary of the Effective Date. The Plan may be terminated at any time prior to the tenth anniversary of the Effective Date and may, from time to time, be suspended or discontinued or modified or amended if such action is deemed advisable by the Committee.

          (b)   Modification. No termination, modification or amendment of the Plan may, without the consent of the Person to whom any Award shall theretofore have been granted, adversely affect the rights of such Person with respect to such Award. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan (including Section 11.7(a)), the Committee may amend outstanding Agreements with any Holder, including any amendment which would (i) accelerate the time or times at which the Award may be exercised and/or (ii) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Committee may, but solely with the Holder's consent unless otherwise provided in the Agreement, agree to cancel any Award under the Plan and grant a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made. Nothing contained in the foregoing provisions of this Section 11.7(b) shall be construed to prevent the Committee from providing in any Agreement that the rights of the Holder with respect to the Award evidenced thereby shall be subject to such rules and regulations as the Committee may, subject to the express provisions of the Plan, adopt from time to time or impair the enforceability of any such provision.

        11.8    Government and Other Regulations.    The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. For so long as any series of Common Stock are registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (i) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of the applicable series of Common Stock that may be issued to Holders under the Plan and (ii) to file in a timely manner all reports required to be filed by it under the Exchange Act.

        11.9    Withholding.    The Company's obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of an Award, upon the exercise of any Option or SAR or upon the vesting of, or expiration of restrictions with respect to, Restricted Shares or Stock Units or the satisfaction of the Performance Objectives applicable to a Performance Award, as appropriate, may, in the discretion of the Committee, be paid in shares of the applicable series of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including the conditions referenced in Section 6.5) as the Committee shall determine. If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment to the Company of, all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company with respect to such Award.

        11.10    Nonexclusivity of the Plan.    The adoption of the Plan by the Board or the Committee shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

        11.11    Exclusion from Pension and Profit-Sharing Computation.    By acceptance of an Award, unless otherwise provided in the applicable Agreement, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan, program or policy of the Company or any Subsidiary of the Company. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Subsidiary of the Company.

        11.12    Unfunded Plan.    Neither the Company nor any Subsidiary of the Company shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards, and the Plan shall constitute an "unfunded" plan of the Company. Except as provided in Article VIII with respect to Awards of Restricted Shares and except as expressly set forth in an Agreement, no employee shall have voting or other rights with respect to the shares of Common Stock covered by an Award prior to the delivery of such shares. Neither the Company nor any Subsidiary of the Company shall, by any provisions of the Plan, be deemed to be a trustee of any shares of Common Stock or any other property, and the liabilities of the Company and any Subsidiary of the Company to

any employee pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any employee, former employee or beneficiary under the Plan shall be limited to those of a general creditor of the Company or the applicable Subsidiary of the Company, as the case may be. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

        11.13    Governing Law.    The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

        11.14    Accounts.    The delivery of any shares of Common Stock and the payment of any amount in respect of an Award shall be for the account of the Company or the applicable Subsidiary of the Company, as the case may be, and any such delivery or payment shall not be made until the recipient shall have paid or made satisfactory arrangements for the payment of any applicable withholding taxes as provided in Section 11.9.

        11.15    Legends.    Each certificate evidencing shares of Common Stock subject to an Award shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions of the Award applicable to such shares, including any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.

        11.16    Company's Rights.    The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

Annex II

Liberty Media Corporation

Audit Committee Charter

        There will be a committee of the Board of Directors (the "Board") of Liberty Media Corporation (the "Corporation") which will be called the Audit Committee.

1.     Statement of Purpose.

        The purpose of the Audit Committee is to provide assistance to the Board of Directors in fulfilling the Board's responsibilities to the Corporation and its shareholders relating to accounting and financial reporting. To that end, the Audit Committee will oversee management's processes and activities relating to:

  •
  maintaining the reliability and integrity of the Corporation's accounting policies, financial reporting practices and financial statements;

  •
  the independent auditor's qualifications and independence;

  •
  the performance of the Corporation's internal audit function and independent auditor; and

  •
  confirming compliance with U.S. Federal laws and regulations, and the requirements of any stock exchange or quotation system on which the Corporation's securities may be listed.

        The Audit Committee will prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Corporation's annual proxy statement.

2.     Committee Membership.

        The Audit Committee will consist of no fewer than three members. The Audit Committee will be composed of directors who satisfy the independence, experience and financial expertise requirements of the New York Stock Exchange and Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including the rules and regulations promulgated thereunder. The Board may, in its discretion, determine that one or more members of the Audit Committee are "financial experts" as defined by the Commission.

        The members of the Audit Committee will be appointed by the Board of Directors on the recommendation of the Nominating and Governance Committee of the Board of Directors. Audit Committee members may be replaced by the Board of Directors.

3.     Executive Sessions.

        The Audit Committee will meet periodically with management, the internal auditors (or other personnel responsible for the internal audit) and the independent auditor in separate executive sessions in furtherance of its purposes.

4.     Functions and Responsibilities.

        In furtherance of the purposes set forth above, the Audit Committee will perform the functions and responsibilities described in this Charter as appropriate and will have all powers of the Board necessary or desirable to perform such functions and responsibilities as may be delegated to a committee of the Board under Delaware law. Notwithstanding the enumeration of specific functions and responsibilities herein, the Audit Committee believes that its policies and procedures should remain flexible, in order to best respond to changing circumstances and conditions in fulfilling its responsibilities to the Corporation and its shareholders. The Audit Committee will by resolution establish its own rules and regulations, including notice and quorum requirements for all meetings. In the absence of such rules and regulations, the provisions of the Corporation's bylaws generally applicable to committees of the Board will apply.

        The Audit Committee will have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification), and will approve all audit engagement fees and terms and significant non-audit engagements with the independent auditor. The Audit Committee will be directly responsible for the oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services. The independent auditor will report directly to the Audit Committee.

        All auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent auditor must be approved by the Audit Committee in advance, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(l)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members or may delegate authority to one or more members, including the authority to grant preapprovals of audit and permitted non-audit services, provided that all decisions to grant preapprovals pursuant to such delegated authority will be presented to the entire Audit Committee at its next scheduled meeting.

        The Audit Committee will have the authority, to the extent it deems necessary or appropriate to carry out its functions and responsibilities, to retain independent legal, accounting or other advisors. The Corporation will provide for appropriate funding, as determined by the Audit Committee, for the payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services and to any advisors employed by the Audit Committee.

        The Audit Committee will make regular reports to the Board. The Audit Committee will review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee will annually review the Audit Committee's own performance.

        In addition, the Audit Committee will:

        (a)   Financial Statement and Disclosure Matters.

  (i)
  Review and discuss with management and the independent auditor the Corporation's annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations," and recommend to the Board of Directors whether the audited financial statements should be included in the Corporation's Form 10-K.

  (ii)
  Review and discuss with management and the independent auditor the Corporation's quarterly financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

  (iii)
  Review and discuss with management and the independent auditor, as applicable, (A) significant issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles, major issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles ("GAAP") methods on the financial statements; (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation; and (D) earnings press releases (paying particular attention to any use of "pro forma" or "adjusted" non-GAAP information) as well as financial information and earnings guidance (generally or on a case-by-case basis) provided to analysts and rating agencies.

  (iv)
  Hold meetings on a quarterly basis to review and discuss quarterly reports from the independent auditor on (A) all critical accounting policies and practice to be used; (B) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and treatments preferred by the independent auditor; and (C) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

  (v)
  Discuss with management the Corporation's major financial risk exposures and the steps management has taken to monitor and control such risk exposures, including the Corporation's risk assessment and risk management policies or guidelines.

  (vi)
  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit or any review services, including any difficulties encountered in the course of the audit or review work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

  (vii)
  Review disclosures made to the Audit Committee by the Corporation's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal controls.

        (b)   Oversight of the Corporation's Relationship with the Independent Auditor.

  (i)
  (1) Obtain and review a report from the independent auditor at least annually regarding (A) the audit firm's internal quality-control procedures, (B) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (C) any steps taken to deal with such issues, and (D) all relationships between the independent auditor and the Corporation; (2) evaluate the qualifications, performance and independence of the independent auditor, including a review and evaluation of the lead partner of the independent auditor considering whether the auditor's internal quality-controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the Corporation's internal auditors; and (3) present its conclusions with respect to the independent auditor to the Board.

  (ii)
  Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

  (iii)
  Recommend to the Board policies for the Corporation's hiring of employees or former employees of the independent auditor who were engaged on the Corporation's account or otherwise participated in any audit of the Corporation.

  (iv)
  Discuss with the independent auditor any accounting or auditing issues with respect to which the Corporation's audit team consulted with the independent auditor's national office.

  (v)
  Review with the independent auditor any audit problems or difficulties and management's response.

  (vi)
  Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

        (c)   Oversight of the Corporation's Internal Audit Function.

  (i)
  Ensure the Corporation maintains an internal audit function.

  (ii)
  Discuss with the independent auditor and management the internal auditor function's responsibilities, budget and staffing and any recommendations or suggested changes in the planned scope of the internal audit.

  (iii)
  Review with the itnernal auditor, on a periodic basis as appropriate, the results of specified projects assigned to the internal auditor, and coordinate with management to ensure that any significant findings or control weaknesses are addressed and resolved

        (d)   Compliance Oversight Responsibilities.

  (i)
  Review any reports of the independent auditor mandated by Section 10A of the Exchange Act and obtain from the independent auditor any information with respect to illegal acts in accordance with Section 10A.

  (ii)
  Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  (iii)
  Take actions necessary to enforce the Code of Business Conduct and Ethics adopted by the Board, including the establishment of procedures to consider alleged violations of that Code, waivers of provisions of that Code, and reporting and disclosure of such violations and waivers.

5.     Limitation on Audit Committee's Role.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to, and the Audit Committee will not, (a) plan or conduct audits, (b) prepare the Corporation's financial statements, or (c) determine or certify that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

        ADOPTED this 25th day of March, 2003.

/s/ DONNE F. FISHER Donne F. Fisher
/s/ PAUL A. GOULD Paul A. Gould
/s/ DAVID E. RAPLEY David E. Rapley

LIBERTY MEDIA CORPORATION

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet		Vote-by-Telephone
1. Log on to the Internet and go to http://www.eproxyvote.com/l	OR	1. Call toll-free 1-877-PRX-VOTE (1-877-779-8683)
2. Follow the easy steps outlined on the secured website.		2. Follow the easy recorded instructions.

If you vote over the Internet or by telephone, please do not mail your card.

[LMACM-LIBERTY MEDIA CORPORATION] [FIILENAME: ZLMAC1.ELX] [logo—ZLBMED] [VERSION—(7)] [04/20/04] [orig. 04/12/04]

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZLMAC1
☒	Please mark votes as in this example.	#LMA
1.
Election of Directors. Nominees:

(01)
Robert R. Bennett, (02) Paul A. Gould, (03) John C. Malone

FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
FOR ALL NOMINEES EXCEPT	☐
INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.
2.	Approval of the Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated effective April 19, 2004).	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	Ratification of KPMG LLP as our independent auditors for the fiscal year ended December 31, 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐
I/WE PLAN TO ATTEND THE ANNUAL MEETING	☐

Please sign this proxy as name(s) appears at left and return it promptly whether or not you plan to attend the annual meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the annual meeting and decide to vote by ballot, such vote will supersede this proxy.
Signature:	Date:	Signature:	Date:

LIBERTY MEDIA CORPORATION

Annual Meeting of Shareholders

June 9, 2004
9:00 a.m. (local time)
Denver Marriott South at Park Meadows
10345 Park Meadows Drive
Littleton, Colorado 80124

ADMISSION TICKET

Liberty Media Corporation's Annual Shareholders' Meeting will be held at 9:00 A.M. local time on June 9, 2004 at the Denver Marriott South at Park Meadows. If you plan to attend the Annual Shareholders' Meeting, please tear off and keep the upper portion of this form as your ticket for admission to the meeting. This ticket, along with a form of personal identification, admits the named Shareholder(s) and one guest.

Your vote is important. Regardless of whether you plan to attend the meeting, it is important that your shares be voted. Accordingly, we ask that you vote your shares as soon as possible using one of three convenient methods: over the phone, over the Internet or by signing and returning your proxy card in the envelope provided. If you plan to attend the meeting, please mark the appropriate box on the proxy.

[LMACM-LIBERTY MEDIA CORPORATION] [FIILENAME: ZLMAC2.ELX] [VERSION—(5)] [04/19/04] [orig. 04/12/04]

DETACH HERE	ZLMAC2

PROXY

LIBERTY MEDIA CORPORATION
SERIES A AND SERIES B COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned appoints Robert R. Bennett and Charles Y. Tanabe and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of Series A and Series B Common Stock of Liberty Media Corporation, held by the undersigned at the annual meeting of shareholders to be held on June 9, 2004, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

        IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE ELECTION OF ALL LISTED NOMINEES AND IN ACCORD WITH THE DIRECTORS' RECOMMENDATIONS ON THE OTHER SUBJECTS LISTED ON THE OTHER SIDE OF THE PROXY CARD. IN THE EVENT THAT ANY OTHER MATTER MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENT THEREOF, THE PERSONS SET FORTH ABOVE ARE AUTHORIZED, AT THEIR DISCRETION, TO VOTE THE MATTER.

PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY TO LIBERTY MEDIA CORPORATION, C/O EQUISERVE, P.O. BOX 8078, EDISON, NJ, 08818-8687. IF YOU DO NOT VOTE BY TELEPHONE OR INTERNET, OR SIGN AND RETURN A PROXY CARD, OR ATTEND THE ANNUAL MEETING AND VOTE BY BALLOT, YOUR SHARES CANNOT BE VOTED.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE